FIRST QUARTER 2009

Supplemental Operating and Financial Data

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.  Any offers to sell or solicitations of the Company shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the Company for the same period with the Securities and Exchange Commission (the “SEC”) and all of the Company’s other public filings with the SEC (the “Public Filings”).  In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein.  Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings.  Any investors’ receipt of, or access to, the information contained herein is subject to this qualification.

INDEX

PAGE(S)
I. COMPANY BACKGROUND
• About the Company / Other Corporate Data	5
• Board of Directors / Executive Officers	6
• Equity Research Coverage /Company Contact Information	7

II. FINANCIAL HIGHLIGHTS
• Quarterly Summary	9
• Dividends / Leasing	9 – 11
• Information About FFO	11
• Key Financial Data	12
• Same-Store Results and Analysis	13
• Unconsolidated Joint Ventures Summary	14 – 16
• Select Financial Ratios	17
• Debt Analysis:
• Debt Breakdown / Future Repayments	18
• Debt Maturities	19
• Debt Detail	20

III. FINANCIAL INFORMATION
• Consolidated Statements of Operations	22
• Consolidated Balance Sheets	23
• Consolidated Statement of Changes in Equity	24
• Statements of Funds from Operations	25
• Statements of Funds from Operations Per Diluted Share	26
• Reconciliation of Basic-to-Diluted Shares/Units	27

IV. VALUE CREATION PIPELINE
• Property Transactions	29
• Summary of Construction Projects	30
• Summary of Land Parcels	31

V. PORTFOLIO/ LEASING STATISTICS
• Leasing Statistics	33 – 35
• Market Diversification (MSA’s)	36
• Industry Diversification (Top 30 Tenant Industries)	37
• Consolidated Portfolio Analyses:
Breakdown by:
(a) Number of Properties	38
(b) Square Footage	39
(c) Base Rental Revenue	40
(d) Percentage Leased	41
• Consolidated Property Listing (by Property Type)	42 – 50
• Significant Tenants (Top 50 Tenants)	51 – 52
• Schedules of Lease Expirations (by Property Type)	53 – 57

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

The Company considers portions of this information to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended.  The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act.  Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “should,” “expect,” “anticipate,” “estimate,” “continue” or comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which the Company cannot predict with accuracy and some of which the Company might not even anticipate.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements.

       Among the factors about which the Company has made assumptions are:

•
Risks and uncertainties affecting the general economic climate and conditions, including the impact of the general economic recession as it impacts the national and local economies, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants;

•
the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by the Company’s properties or on an unsecured basis;

•	the extent of any tenant bankruptcies or of any early lease terminations;

•	the Company’s ability to lease or re-lease space at current or anticipated rents;

•	changes in the supply of and demand for office, office/flex and industrial/warehouse properties;

•	changes in interest rate levels and volatility in the securities markets;

•	changes in operating costs;

•	the Company’s ability to obtain adequate insurance, including coverage for terrorist acts;

•
the availability of financing on attractive terms or at all, which may adversely impact the Company’s ability to pursue acquisition and development opportunities and refinancing existing debt and the Company’s future interest expense;

•	changes in governmental regulation, tax rates and similar matters; and

•
other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated.

For further information on factors which could impact us and the statements contained herein, you are advised to consider the “Risk Factors” contained in the Company’s Annual Report on Form 10-K, as may be supplemented or amended in the Company’s Quarterly Reports on Form 10-Q, which are incorporated herein by reference.  The Company assumes no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

I. COMPANY BACKGROUND

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

I.  COMPANY BACKGROUND

About the Company

Mack-Cali Realty Corporation (NYSE: CLI) is one of the largest real estate investment trusts (REITs) in the United States with a total market capitalization of $3.9 billion at March 31, 2009.  Mack-Cali has been involved in all aspects of commercial real estate development, management and ownership for over 50 years and has been a publicly-traded REIT since 1994.  Mack-Cali owns or has interests in 294 properties, primarily class A office and office/flex buildings, totaling approximately 33.8 million square feet, serving as home to approximately 2,100 tenants.  The properties are located primarily in suburban markets of the Northeast, many with adjacent, Company-controlled developable land sites able to accommodate up to 12.7 million square feet of additional commercial space.

History

Established over 50 years ago, in 1994 the New Jersey-based firm, Cali Realty, became a publicly-traded company listed on the New York Stock Exchange under the ticker symbol CLI.  Through combinations with some of the top companies in the real estate industry—most notably New Jersey-based Mack Company and Westchester, New York-based Robert Martin Company—Mack-Cali has become one of the leading real estate companies in the country.

Strategy

Mack-Cali’s strategy is to be a significant real estate owner and operator in its core, high-barriers-to-entry markets, primarily in the Northeast.

Summary
(as of March 31, 2009)

Corporate Headquarters	Edison, New Jersey
Fiscal Year-End	12/31
Total Properties	294
Total Square Feet	33.8 million square feet
Geographic Diversity	Six states and the District of Columbia
New Jersey Presence	23.7 million square feet
Northeast Presence	33.8 million square feet
Common Shares and
Units Outstanding	80.9 million
Dividend-- Quarter/Annualized	$0.45/$1.80
Dividend Yield	9.1%
Total Market Capitalization	$3.9 billion
Senior Debt Rating	BBB (S&P and Fitch);
Baa2 (Moody’s)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Board of Directors

William L. Mack, Chairman of the Board
Alan S. Bernikow	Alan G. Philibosian
John R. Cali	Irvin D. Reid
Kenneth M. Duberstein	Vincent Tese
Nathan Gantcher	Robert F. Weinberg
Mitchell E. Hersh	Roy J. Zuckerberg
David S. Mack

Executive Officers

Mitchell E. Hersh, President and Chief Executive Officer

Barry Lefkowitz, Executive Vice President and Chief Financial Officer

Roger W. Thomas, Executive Vice President, General Counsel and Secretary

Michael A. Grossman, Executive Vice President

Mark Yeager, Executive Vice President

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Equity Research Coverage

Bank of America – Merrill Lynch Ian Weissman (212) 449-6255	Keefe, Bruyette & Woods, Inc. Shelia K. McGrath (212) 887-7793
Barclays Capital Ross Smotrich (212) 526-2306	Keybanc Capital Markets Jordan Sadler (917) 368-2280
Citigroup Michael Bilerman (212) 816-1383	Macquarie Research Equities Nick Pirsos (212) 231-2457
Goldman Sachs & Co. Jonathan Habermann (917) 343-4260	Stifel Nicolaus & Company, Inc. John Guinee (443) 224-1307
Green Street Advisors Michael Knott (949) 640-8780

Company Contact Information

Mack-Cali Realty Corporation
Investor Relations Department
343 Thornall Street
Edison, New Jersey 08837-2206
Phone: (732) 590-1000	Web: www.mack-cali.com
Fax: (732) 205-8237	E-mail: investorrelations@mack-cali.com

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

II.  FINANCIAL HIGHLIGHTS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

II.  FINANCIAL HIGHLIGHTS

Quarterly Summary

The following is a summary of the Company’s recent activity:

Funds from operations (FFO) available to common shareholders for the quarter ended March 31, 2009 amounted to $68.1 million, or $0.84 per share, versus $70.9 million, or $0.88 per share, for the quarter ended March 31, 2008.

Net income available to common shareholders for the first quarter 2009 equaled $12.1 million, or $0.18 per share, versus $14.9 million, or $0.23 per share, for the same quarter last year.

Included in net income and FFO for the first quarter 2009 was $0.04 per share of a non-cash impairment charge.

Excluding the effect of this item would result in net income available to common shareholders for the first quarter 2009 of $14.9 million, or $0.22 per share, and FFO of $71.5 million, or $0.88 per share.

Total revenues for the first quarter 2009 were $186.7 million as compared to $194.7 million for the same quarter last year.
All per share amounts presented above are on a diluted basis.

The Company had 66,424,213 shares of common stock, 10,000 shares of 8 percent Series C cumulative redeemable perpetual preferred stock ($25,000 liquidation value per share), and 14,435,743 common operating partnership units outstanding as of March 31, 2009.  The Company had a total of 80,859,956 common shares/common units outstanding at March 31, 2009.

As of March 31, 2009, the Company had total indebtedness of approximately $2.3 billion, with a weighted average annual interest rate of 5.37 percent.  The Company had a debt-to-undepreciated assets ratio of 41.4 percent at March 31, 2009.  The Company had an interest coverage ratio of 3.1 times for the quarter ended March 31, 2009.

On January 27, 2009, the Company obtained $64.5 million in two mortgage financings from Guardian Life Insurance Company of America.  The two Guardian financings, which are collateralized by one property and three office properties located in Clark and Red Bank, New Jersey, respectively, both bear interest at a net effective rate of 7.31 percent per annum and carry a 10-year term.

Dividends

In March, the Company’s Board of Directors declared a cash dividend of $0.45 per common share (indicating an annual rate of $1.80 per common share) for the first quarter 2009, which was paid on April 13, 2009 to shareholders of record as of April 3, 2009.

The Board also declared a cash dividend on the Company’s 8 percent Series C cumulative redeemable perpetual preferred stock ($25 liquidation value per depositary share, each representing 1/100th of a share of preferred stock) equal to $0.50 per depositary share for the period January 15, 2009 through April 14, 2009.  The dividend was paid on April 15, 2009 to shareholders of record as of April 3, 2009.

Leasing

Mack-Cali’s consolidated in-service portfolio was 90.7 percent leased at March 31, 2009, as compared to 91.3 percent at December 31, 2008.

For the quarter ended March 31, 2009, the Company executed 103 leases at its consolidated in-service portfolio totaling 644,932 square feet, consisting of 378,550 square feet of office space, 229,082 square feet of office/flex space, 28,000 square feet of industrial/warehouse space and 9,300 square feet of retail space.  Of these totals, 243,482 square feet were for new leases and 401,450 square feet were for lease renewals and other tenant retention transactions.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Highlights of the quarter’s leasing transactions include:

NORTHERN NEW JERSEY:

-
Eisai Corporation of North America, a research-based human health care company, signed a new lease for 41,529 square feet at 300 Tice Boulevard in Woodcliff Lake.  The 230,000 square-foot office building is 100 percent leased.

-
The Ayco Company, L.P, a provider of financial counseling and education services, renewed 34,035 square feet at 8 Campus Drive in Parsippany for ten years and three months.  The 215,265 square-foot office building, located in Mack-Cali Business Campus, is 100 percent leased.

-
Harsco Corporation, a worldwide industrial services company, renewed 22,000 square feet at 650 From Road in Paramus for ten years.  The 348,510 square-foot office building, Mack-Cali Centre II, is 91.1 percent leased.

-
Also at 650 From Road, B/E Aerospace Inc., a manufacturer of aircraft cabin interior products and a distributor of aerospace fasteners and consumables, signed a new seven-year and two-month lease for 15,500 square feet.

-
Palisade Capital Management, L.L.C., a registered investment advisor, signed a transaction totaling 16,965 square feet, consisting of a five-year renewal of 11,697 square feet and a five-year expansion of 5,268 square feet at 1 Bridge Plaza in Fort Lee.  The 200,000 square-foot office building is 84.2 percent leased.

CENTRAL NEW JERSEY:

-
NetJets, Inc., which offers fractional jet ownership to corporations and individuals, renewed 19,215 square feet at 581 Main Street in Woodbridge for six years and eight months.  The 200,000 square-foot office building is 100 percent leased.

-
Law Offices of Stephen E. Gertler renewed 13,486 square feet at 1350 Campus Parkway, Monmouth Shores Corp. Park, in Wall Township for six years.  The 79,747 square-foot office building is 91.9 percent leased.

WESTCHESTER COUNTY, NEW YORK:

-
Westinghouse Air Brake Technologies Corporation, a manufacturer of brake subsystems and related products for locomotives, renewed 28,000 square feet at 4 Warehouse Lane, Elmsford Distribution Center, in Elmsford for five years.  The 195,500 square-foot industrial/warehouse building is 96.7 percent leased.

-
Acorda Therapeutics, Inc., a biotechnology company, renewed 46,103 square feet at 15 Skyline Drive in Hawthorne for three years.  The 55,000 square-foot office/flex building, located in Mid-Westchester Executive Park, is 100 percent leased.

-
Diebold Enterprise Security Systems, Inc., a global security system and service provider, signed a new seven-year and six-month lease for 32,250 square feet at 3 Westchester Plaza in Elmsford.  The 93,500 square-foot office/flex building, located in Cross Westchester Executive Park, is 84.9 percent leased.

-
Applied Behavior Analysis Corporation, d/b/a Fred S. Keller School, a non-profit organization providing education for children with special needs, signed transactions totaling 13,445 square feet at 1 Odell Plaza, South Westchester Executive Park, in Yonkers, consisting of a three-year renewal for 10,365 square-feet and a six-year and three-month expansion of 3,080 square feet.  The 106,000 square-foot office/flex building is 99.9 percent leased.

SUBURBAN PHILADELPHIA:

-
Lum-Tech Lighting Inc., an electric equipment wholesaler, renewed 9,600 square-feet at 201 Commerce Drive in Moorestown, New Jersey for five years.  The 38,400 square-foot office/flex building, located in Moorestown West Corporate Center, is 100 percent leased.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

IN WASHINGTON, DC/MARYLAND:

-
Lockheed Martin Corporation, a global security and information technology company, signed a new, five-year lease for 12,629 square feet at 6404 Ivy Lane, Capital Office Park, in Greenbelt, Maryland.  The 165,234 square-foot office building is 69.3 percent leased.

Information About FFO

Funds from operations (“FFO”) is defined as net income (loss) before minority interest of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from extraordinary items and sales of depreciable rental property (which the Company believes includes unrealized losses on properties held for sale), plus real estate-related depreciation and amortization.  The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT.  The Company further believes that by excluding the effect of depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs.  FFO per share should not be considered as an alternative to net income per share as an indication of the Company’s performance or to cash flows as a measure of liquidity.  FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition.  However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables on page 26.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Key Financial Data

		As of or for the three months ended
	3/31/09	12/31/08	9/30/08	6/30/08	3/31/08
Shares and Units:
Common Shares Outstanding	66,424,213	66,419,055	65,875,466	65,756,271	65,680,674
Common Units Outstanding (a)	14,435,743	14,437,731	14,856,139	14,931,138	14,982,538
Combined Shares and Units	80,859,956	80,856,786	80,731,605	80,687,409	80,663,212
Preferred Shares Outstanding	10,000	10,000	10,000	10,000	10,000
Weighted Average- Basic (b)	80,920,580	80,465,797	80,414,716	80,377,518	80,356,876
Weighted Average- Diluted (c)	80,920,580	80,500,825	80,617,243	80,585,378	80,491,357
Common Share Price ($’s):
At the end of the period	19.81	24.50	33.87	34.17	35.71
High during period	23.97	33.31	43.00	40.56	37.42
Low during period	13.73	13.16	31.00	33.67	28.44

Market Capitalization:
($’s in thousands, except ratios)
Market Value of Equity (d)	1,627,632	2,006,777	2,760,543	2,783,384	2,906,755
Total Debt	2,254,121	2,225,475	2,230,861	2,234,347	2,239,963
Total Market Capitalization	3,881,753	4,232,252	4,991,404	5,017,731	5,146,718
Total Debt/ Total Market Capitalization	58.07%	52.58%	44.69%	44.53%	43.52%

Financials:
($’s in thousands, except ratios and per share amounts)
Total Assets	4,409,128	4,443,922	4,492,890	4,541,287	4,560,962
Gross Book Value of Real Estate Assets	4,937,170	4,963,780	4,940,111	4,923,527	4,892,991
Total Liabilities	2,471,318	2,484,559	2,479,225	2,505,624	2,497,472
Total Equity	1,937,810	1,959,363	2,013,665	2,035,663	2,063,490
Total Revenues	186,666	186,100	204,363	192,793	194,713
Capitalized Interest	660	1,090	1,733	1,601	1,376
Scheduled Principal Payments	3,130	4,047	3,486	3,896	3,772
Interest Coverage Ratio	3.08	2.53	3.63	3.40	3.18
Fixed Charge Coverage Ratio	2.71	1.75	3.06	2.85	2.70
Net Income	14,597	(4,948)	28,053	23,021	18,753
Net Income Available to Common Shareholders	12,101	(4,136)	22,569	18,344	14,949
Earnings per Share—diluted	0.18	(0.06)	0.34	0.28	0.23
FFO per Share—diluted (e)	0.84	0.63	1.02	0.93	0.88
Dividends Declared per Share	0.45	0.64	0.64	0.64	0.64
FFO Payout Ratio—diluted (e)	53.48%	101.25%	62.84%	68.55%	72.69%

Portfolio Size:
Properties	294	293	294	294	294
Total Square Footage	33,751,011	33,501,011	33,733,011	33,733,011	33,733,011
Sq. Ft. Leased at End of Period (f) (g)	90.7%	91.3%	91.8%	92.3%	92.1%

(a)	Includes any outstanding preferred units presented on a converted basis into common units.
(b)	Calculated based on weighted average common shares outstanding, assuming redemption of operating partnership common units into common shares.
(c)	Calculated based on shares and units included in basic per share/unit computation, plus dilutive Common Stock Equivalents (i.e. convertible preferred units, options and warrants).
(d)	Includes any outstanding preferred units presented on a converted basis into common units and noncontrolling interests in consolidated joint ventures.
(e)	Funds from Operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(f)	Percentage leased includes leases in effect as of the period end date, some of which have commencement dates in the future and leases that expire at the period end date.
(g)	Reflects square feet leased at the Company’s consolidated in-service portfolio, excluding in-service development properties in lease up (if any).

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Same Store Results and Analysis
(dollars in thousands)

	For the three months ended March 31,			%
	2009	2008	Change	Change

Total Property Revenues	$177,805	$176,720	$1,085	0.6

Real Estate Taxes	23,799	24,027	(228)	(0.9)
Utilities	20,877	21,428	(551)	(2.6)
Operating Services	26,756	23,879	2,877	12.0
Total Property Expenses:	71,432	69,334	2,098	3.0

GAAP Net Operating Income	106,373	107,386	(1,013)	(0.9)

Less: straight-lining of rents adj.	696	1,384	(688)	(49.7)

Net Operating Income	$105,677	$106,002	$(325)	(0.3)

Percentage Leased at Period End	90.6%	92.1%

Total Properties:	255

Total Square Footage:	29,245,361

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Unconsolidated Joint Ventures Summary

Breakdown of Unconsolidated Joint Ventures

Joint Venture Name	Property	Number of Buildings	Location	Percent Leased	Square Feet	Company’s Effective Ownership %
Office Properties:
Red Bank Corporate Plaza	Red Bank Corporate Plaza	1	Red Bank, NJ	100.0%	92,878	50.0%
Mack-Green-Gale	Bellemead Portfolio	17	New Jersey	85.5%	2,237,881	50.0%
Route 93 Ventures	Route 495 North Sub Market	7	Boston Suburbs, MA	33.9%	666,697	25.0%
Gale Kimball L.L.C.	100 Kimball Drive	1	Parsippany, NJ	100.0%	175,000	8.33%
12 Vreeland Realty L.L.C.	12 Vreeland Road	1	Florham Park, NJ	100.0%	139,750	50.0%
Gale Jefferson L.L.C.	One Jefferson Road (a)	1	Parsippany, NJ	0.0%	100,000	8.33%

Mixed-Use:
GE/Gale Funding L.L.C.	Princeton Forrestal Village	n/a	Princeton, NJ	92.9%	527,015	10.0%

Hotel:
Harborside South Pier	Hyatt Regency Jersey City on the Hudson	1	Jersey City, NJ	n/a	350 rooms	50.0%

Land:
Plaza VIII and IX Associates, L.L.C.	Vacant land/parking	n/a	Jersey City, NJ	n/a	n/a	50.0%
55 Corporate Partners L.L.C.	Condominium Interest Vacant Land (b)	n/a	Bridgewater, NJ	n/a	205,000	50.0%
Red Bank Corporate Plaza II	Vacant Land	n/a	Red Bank, NJ	n/a	n/a	50.0%
Boston-Downtown Crossing	Downtown Crossing	1	Boston, MA	n/a	1,481,000	15.0%

(a)	The Company is developing a 100,000 square foot office building for the venture.
(b)	The Company will be developing a 205,000 square foot office building for the venture. On April 29, 2009, the Company acquired the remaining 50 percent interest in this venture.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Unconsolidated Joint Venture Financial Information

The following is a summary of the financial position of the unconsolidated joint ventures in which the Company had investment interests as of March 31, 2009 and December 31, 2008 (dollars in thousands):

	March 31, 2009
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$10,019	--	$62,159	$24,476	$324,541	$41,079	$56,817	--	--	$14,844	--	--	$533,935
Other assets	1,153	--	15,473	4,670	45,679	22,557	90	$ 64	$17,896	779	$46,486	$1,838	156,685
Total assets	$11,172	--	$77,632	$29,146	$370,220	$63,636	$56,907	$ 64	$17,896	$15,623	$46,486	$1,838	$690,620
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	--	$74,620	$20,331	$276,254	$52,507	$43,541	--	--	$6,569	--	--	$473,822
Other liabilities	$ 530	--	4,693	84	22,883	4,867	672	--	--	--	--	--	33,729
Partners’/members’ capital (deficit)	10,642	--	(1,681)	8,731	71,083	6,262	12,694	$ 64	$17,896	9,054	$46,486	$1,838	183,069
Total liabilities and partners’/ members’ capital (deficit)	$11,172	--	$77,632	$29,146	$370,220	$63,636	$56,907	$ 64	$17,896	$15,623	$46,486	$1,838	$690,620
Company’s investment in unconsolidated joint ventures, net	$ 5,244	--	--	$4,122	$91,292	$1,358	--	$ 18	$9,195	$8,463	$13,129	$ 767	$133,588

	December 31, 2008
	Plaza VIII & IX Associates	Ramland Realty	Harborside South Pier	Red Bank Corporate Plaza I & II	Mack- Green- Gale	Princeton Forrestal Village	Route 93 Portfolio	Gale Kimball	55 Corporate	12 Vreeland	Boston- Downtown Crossing	Gale Jefferson	Combined Total
Assets:
Rental property, net	$10,173	--	$62,469	$24,583	$326,912	$41,673	$56,771	--	--	$14,598	--	--	$537,179
Other assets	1,008	$ 20	34,654	4,301	45,391	22,396	495	--	$17,896	789	$45,006	$1,838	173,794
Total assets	$11,181	$ 20	$97,123	$28,884	$372,303	$64,069	$57,266	--	$17,896	$15,387	$45,006	$1,838	$710,973
Liabilities and Partners’/ members’ capital (deficit):
Mortgages, loans payable and other obligations	--	--	$74,852	$20,416	$276,752	$52,800	$43,541	--	--	$7,170	--	--	$475,531
Other liabilities	$ 531	--	21,652	87	23,805	5,128	985	--	--	--	--	--	52,188
Partners’/members’ capital (deficit)	10,650	$ 20	619	8,381	71,746	6,141	12,740	--	$17,896	8,217	$45,006	$1,838	183,254
Total liabilities and partners’/ members’ capital (deficit)	$11,181	$ 20	$97,123	$28,884	$372,303	$64,069	$57,266	--	$17,896	$15,387	$45,006	$1,838	$710,973
Company’s investment in unconsolidated joint ventures, net	$ 5,248	--	$ 254	$3,929	$92,110	$1,342	$4,024	--	$9,068	$8,300	$13,464	$ 756	$138,495

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

The following is a summary of the results of operations of the unconsolidated joint ventures for the period in which the Company had investment interests during the three months ended March 31, 2009 and 2008 (dollars in thousands):

Three Months Ended March 31, 2009
	Plaza			Red Bank	Mack-	Princeton					Boston-
	VIII & IX	Ramland	Harborside	Corporate	Gale-	Forrestal	Route 93	Gale	55	12	Downtown	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Green	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	Jefferson	Total
Total revenues	$ 188	--	$6,827	$ 810	$13,179	$3,171	$ 720	$ 64	--	$ 595	$(1,120)	$ 1	$24,435
Operating and other expenses	(43)	--	(4,979)	(249)	(5,336)	(1,669)	(1,108)	--	--	(19)	--	--	(13,403)
Depreciation and amortization	(153)	--	(998)	(148)	(4,834)	(906)	(453)	--	--	(128)	--	--	(7,620)
Interest expense	--	--	(1,144)	(83)	(3,644)	(475)	(306)	--	--	(121)	--	--	(5,773)

Net income	$ (8)	--	$(294)	$ 330	$(635)	$ 121	$(1,147)	$ 64	--	$ 327	$(1,120)	$ 1	$(2,361)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ (4)	--	$ 746	$ 165	$(712)	$ 16	$(4,354)	$ 18	--	$ 164	$(1,153)	--	$(5,114)

	Three Months Ended March 31, 2008
	Plaza			Red Bank	Mack-	Princeton					Boston-
	VIII & IX	Ramland	Harborside	Corporate	Gale-	Forrestal	Route 93	Gale	55	12	Downtown	Gale	Combined
	Associates	Realty	South Pier	Plaza I & II	Green	Village	Portfolio	Kimball	Corporate	Vreeland	Crossing	Jefferson	Total
Total revenues	$ 303	$ 488	$8,873	$ 782	$12,325	$2,788	$ 670	$ 47	--	$ 397	$ 46	--	$26,719
Operating and other expenses	(48)	(314)	(5,619)	(172)	(5,153)	(1,483)	(900)	--	--	(23)	--	--	(13,712)
Depreciation and amortization	(154)	(181)	(1,469)	(148)	(4,751)	(766)	(393)	--	--	(128)	--	--	(7,990)
Interest expense	--	(201)	(1,183)	(224)	(4,584)	(973)	(744)	--	--	(100)	--	--	(8,009)

Net income	$ 101	$(208)	$ 602	$ 238	$(2,163)	$(434)	$(1,367)	$ 47	--	$ 146	$ 46	--	$(2,992)
Company’s equity in
earnings (loss) of
unconsolidated joint ventures	$ 50	--	$ 287	$ 118	$(1,572)	$(107)	$ (39)	$ 25	--	$ 73	$ 17	--	$(1,148)

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Select Financial Ratios

Ratios Computed For Industry	March 31,
Comparisons:	2009	2008
Financial Position Ratios:
Total Debt/ Total Book Capitalization (Book value) (%)	51.12%	49.11%

Total Debt/ Total Market Capitalization (Market value) (%)	58.07%	43.52%

Total Debt/ Total Undepreciated Assets (%)	41.40%	40.79%

Secured Debt/ Total Undepreciated Assets (%)	10.82%	5.48%

	Three Months Ended March 31,
	2009	2008
Operational Ratios:
Interest Coverage (Funds from Operations+Interest Expense)/Interest Expense (x)	3.08	3.18

Debt Service Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Principal Amort.) (x)	2.81	2.85

Fixed Charge Coverage (Funds from Operations + Interest Expense)/(Interest Expense + Capitalized Interest+Pref. Div. +Prin. Amort.+Ground Lease Payments)(x)	2.71	2.70

FFO Payout (Dividends Declared/Funds from Operations) (%)	53.48%	72.69%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Debt Analysis
(as of March 31, 2009)

Debt Breakdown
(dollars in thousands)

	Balance	% of Total	Weighted Average Interest Rate	Weighted Average Maturity in Years
Fixed Rate Unsecured Notes and Other Obligations	$1,336,807	59.31%	6.06%	3.81
Fixed Rate Secured Debt	589,314	26.14%	6.17%	6.37
Variable Rate Unsecured Debt	328,000	14.55%	1.11%	2.23
Totals/Weighted Average:	$2,254,121	100.00%	5.37%	4.25

Future Repayments
(dollars in thousands)

Period	Scheduled Amortization	Principal Maturities	Total	Weighted Average Interest Rate of Future Repayments (a)
April 1 – December 31, 2009	$ 6,944	--	$ 6,944	5.75%
2010	5,832	$334,500	340,332	5.27%
2011	6,330	628,000	634,330	4.39%
2012	6,705	210,148	216,853	6.15%
2013	6,002	145,222	151,224	5.26%
Thereafter	28,978	877,127	906,105	5.83%
Sub-total	60,791	2,194,997	2,255,788	5.37%
Adjustment for unamortized debt discount/premium, net, as of March 31, 2009	(1,667)	--	(1,667)	--
Totals/Weighted Average:	$ 59,124	$2,194,997	$2,254,121	5.37%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Debt Maturities
(dollars in thousands)

April 1 – December 31, 2009		2010	2011	2012	2013	2014	2015	2016	2018	2019	TOTALS
Secured Debt:
Prudential Portfolio		$150,000									$150,000
105 Challenger		19,500									19,500
2200 Renaissance Boulevard				$15,234							15,234
Soundview Plaza					$14,889						14,889
9200 Edmonston Road					4,229						4,229
6305 Ivy Lane						$ 5,726					5,726
6301 Ivy Lane						5,320					5,320
35 Waterview						18,185					18,185
395 West Passaic						9,492					9,492
23 Main Street									$26,566		26,566
Harborside Plaza 5									204,970		204,970
100 Walnut Avenue										$17,281	17,281
One River Center										39,586	39,586
Total Secured Debt:	--	$169,500	--	$15,234	$19,118	$38,723	--	--	$231,536	$56,867	$530,978

Unsecured Debt:
Unsecured credit facility			$328,000								$328,000
5.050% unsecured notes due 4/10		$150,000									150,000
7.835% unsecured notes due 12/10		15,000									15,000
7.750% unsecured notes due 2/11			300,000								300,000
5.250% unsecured notes due 1/12				$100,000							100,000
6.150% unsecured notes due 12/12				94,914							94,914
5.820% unsecured notes due 3/13					$26,105						26,105
4.600% unsecured notes due 6/13					100,000						100,000
5.125% unsecured notes due 2/14						$200,000					200,000
5.125% unsecured notes due 1/15							$150,000				150,000
5.80% unsecured notes due 1/16								$200,000			200,000
Total Unsecured Debt:	--	$165,000	$628,000	$194,914	$126,105	$200,000	$150,000	$200,000	--	--	$1,664,019

Total Debt:	--	$334,500	$628,000	$210,148	$145,223	$238,723	$150,000	$200,000	$231,536	$56,867	$2,194,997

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Debt Detail
(dollars in thousands)

		Effective	Principal Balance at
Property Name	Lender	Interest Rate	March 31, 2009	December 31, 2008	Date of Maturity
Senior Unsecured Notes: (a)
7.250%, Senior Unsecured Notes	public debt	7.486%	--	$199,689	03/15/09
5.050%, Senior Unsecured Notes	public debt	5.265%	$149,943	149,929	04/15/10
7.835%, Senior Unsecured Notes	public debt	7.950%	15,000	15,000	12/15/10
7.750%, Senior Unsecured Notes	public debt	7.930%	299,684	299,641	02/15/11
5.250%, Senior Unsecured Notes	public debt	5.457%	99,453	99,404	01/15/12
6.150%, Senior Unsecured Notes	public debt	6.894%	93,086	92,963	12/15/12
5.820%, Senior Unsecured Notes	public debt	6.448%	25,668	25,641	03/15/13
4.600%, Senior Unsecured Notes	public debt	4.742%	99,880	99,872	06/15/13
5.125%, Senior Unsecured Notes	public debt	5.110%	201,169	201,229	02/15/14
5.125%, Senior Unsecured Notes	public debt	5.297%	149,464	149,441	01/15/15
5.800%, Senior Unsecured Notes	public debt	5.806%	200,521	200,540	01/15/16
Total Senior Unsecured Notes:			$1,333,868	$1,533,349

Revolving Credit Facilities:
Unsecured Facility (b)	23 Lenders	Libor +0.550%	$328,000	$ 161,000	6/22/11
Total Revolving Credit Facilities:			$328,000	$ 161,000

Property Mortgages: (c)
Assumed Obligations	n/a	5.000%	$ 2,939	$ 5,090	05/01/09	(d)
Various (e)	Prudential Insurance Co.	4.841%	150,000	150,000	01/15/10
105 Challenger Road	Archon Financial CMBS	6.235%	19,243	19,188	06/06/10
2200 Renaissance Boulevard	Wachovia CMBS	5.888%	16,939	17,043	12/01/12
Soundview Plaza	Morgan Stanley CMBS	6.015%	16,988	17,109	01/01/13
9200 Edmonston Road	Principal Commercial Funding, L.L.C.	5.534%	4,917	4,955	05/01/13
6305 Ivy Lane	John Hancock Life Ins. Co.	5.525%	6,850	6,901	01/01/14
395 West Passaic	State Farm Life Ins. Co.	6.004%	12,068	12,176	05/01/14
6301 Ivy Lane	John Hancock Life Ins. Co.	5.520%	6,435	6,480	07/01/14
35 Waterview	Wachovia CMBS	6.348%	19,802	19,868	08/11/14
23 Main Street	JPMorgan CMBS	5.587%	32,397	32,521	09/01/18
Harborside Plaza 5	The Northwestern Mutual Life Insurance Co. & New York Life Insurance Co.	6.842%	239,175	239,795	11/01/18
100 Walnut Avenue	Guardian Life Ins. Co.	7.309%	19,600	--	02/01/19
One River Center	Guardian Life Ins. Co.	7.309%	44,900	--	02/01/19
Total Mortgages, Loans Payable and Other Obligations:			$592,253	$ 531,126
Total Debt:			$2,254,121	$2,225,475

(a)
Interest rate for unsecured notes reflects effective rate of debt, including cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount on the notes, as applicable.

(b)	Total borrowing capacity under this facility is $775 million.
(c)
Effective interest rate for mortgages, loans payable and other obligations reflects effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs and other transaction costs, as applicable.

(d)	The obligations mature at various times through May 2009.
(e)	Mortgage is collateralized by seven properties.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

III. FINANCIAL INFORMATION

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

III.  FINANCIAL INFORMATION

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statements of Operations
(in thousands, except per share amounts) (unaudited)

	Three Months Ended March 31,
Revenues	2009	2008
Base rents	$149,326	$148,603
Escalations and recoveries from tenants	27,949	25,724
Construction services	3,911	12,761
Real estate services	2,526	3,442
Other income	2,954	4,183
Total revenues	186,666	194,713

Expenses
Real estate taxes	23,471	24,036
Utilities	20,877	21,428
Operating services	27,942	25,973
Direct construction costs	3,714	12,654
General and administrative	10,082	11,095
Depreciation and amortization	48,272	47,722
Total expenses	134,358	142,908
Operating income	52,308	51,805

Other (expense) income
Interest expense	(32,794)	(32,460)
Interest and other investment income	197	556
Equity in earnings (loss) of unconsolidated joint ventures	(5,114)	(1,148)
Total other (expense) income	(37,711)	(33,052)
Income from continuing operations	14,597	18,753
Net income	14,597	18,753
Noncontrolling interest in consolidated joint ventures	632	123
Noncontrolling interest in Operating Partnership	(2,628)	(3,427)
Preferred stock dividend	(500)	(500)
Net income available to common shareholders	$ 12,101	$14,949

Basic earnings per common share:
Income from continuing operations	$ 0.18	$ 0.23
Net income available to common shareholders	$ 0.18	$ 0.23

Diluted earnings per common share:
Income from continuing operations	$ 0.18	$ 0.23
Net income available to common shareholders	$ 0.18	$ 0.23

Dividends declared per common share	$ 0.45	$ 0.64

Basic weighted average shares outstanding	66,484	65,372

Diluted weighted average shares outstanding	80,921	80,491

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Balance Sheets
(in thousands, except per share amounts) (unaudited)

	March 31,	December 31,
Assets	2009	2008
Rental property
Land and leasehold interests	$731,128	$731,086
Buildings and improvements	3,796,139	3,792,186
Tenant improvements	401,187	431,616
Furniture, fixtures and equipment	8,716	8,892
	4,937,170	4,963,780
Less – accumulated depreciation and amortization	(1,035,299)	(1,040,778)
Net investment in rental property	3,901,871	3,923,002
Cash and cash equivalents	31,898	21,621
Investments in unconsolidated joint ventures	133,588	138,495
Unbilled rents receivable, net	113,543	112,524
Deferred charges and other assets, net	204,180	212,422
Restricted cash	12,918	12,719
Accounts receivable, net of allowance for doubtful accounts
of $2,815 and $2,319	11,130	23,139

Total assets	$4,409,128	$4,443,922

Liabilities and Equity
Senior unsecured notes	$1,333,868	$1,533,349
Revolving credit facility	328,000	161,000
Mortgages, loans payable and other obligations	592,253	531,126
Dividends and distributions payable	36,887	52,249
Accounts payable, accrued expenses and other liabilities	107,999	119,451
Rents received in advance and security deposits	52,970	54,406
Accrued interest payable	19,341	32,978
Total liabilities	2,471,318	2,484,559
Commitments and contingencies

Equity:
Mack-Cali Realty Corporation stockholders’ equity:
Preferred stock, $0.01 par value, 5,000,000 shares authorized, 10,000 and
10,000 shares outstanding, at liquidation preference	25,000	25,000
Common stock, $0.01 par value, 190,000,000 shares authorized,
66,424,213 and 66,419,055shares outstanding	664	664
Additional paid-in capital	1,906,125	1,905,386
Dividends in excess of net earnings	(404,377)	(386,587)
Total Mack-Cali Realty Corporation stockholders’ equity	1,527,412	1,544,463

Noncontrolling interests in subsidiaries:
Operating Partnership	410,189	414,114
Consolidated joint ventures	209	786
Total noncontrolling interests in subsidiaries	410,398	414,900

Total equity	1,937,810	1,959,363
Total liabilities and equity	$4,409,128	$4,443,922

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Mack-Cali Realty Corporation and Subsidiaries
Consolidated Statement of Changes in Equity
For the three months ended March 31, 2009
(in thousands) (unaudited)

					Additional	Dividends in	Noncontrolling
	Preferred Stock		Common Stock		Paid-In	Excess of	Interests	Total
	Shares	Amount	Shares	Par Value	Capital	Net Earnings	in Subsidiaries	Equity
Balance at January 1, 2009	10	$25,000	66,419	$664	$1,905,386	$(386,587)	$414,900	$1,959,363
Net income	--	--	--	--	--	12,601	2,051	14,652
Preferred stock dividends	--	--	--	--	--	(500)	--	(500)
Common stock dividends	--	--	--	--	--	(29,891)	(6,496)	(36,387)
Redemption of common units
for common stock	--	--	2	--	57	--	(57)	--
Shares issued under Dividend
Reinvestment and Stock
Purchase Plan	--	--	3	--	66	--	--	66
Directors Deferred comp. plan	--	--	--	--	99	--	--	99
Stock Compensation	--	--	--	--	517	--	--	517
Balance at March 31, 2009	10	$25,000	66,424	$664	$1,906,125	$(404,377)	$410,398	$1,937,810

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Statements of Funds from Operations
(in thousands, except per share/unit amounts) (unaudited)

	Three Months Ended March 31,
	2009	2008
Net income available to common shareholders	$12,101	$14,949
Add: Noncontrolling interest in Operating Partnership	2,628	3,427
Real estate-related depreciation and amortization on continuing operations (a)	53,362	52,498
Funds from operations available to common shareholders (b)	$68,091	$70,874

Diluted weighted average shares/units outstanding (c)	80,921	80,491

Funds from operations per share/unit – diluted	$ 0.84	$ 0.88

Dividend declared per common share	$ 0.45	$ 0.64

Dividend payout ratios:
Funds from operations-diluted	53.48%	72.69%

Supplemental Information:
Non-incremental revenue generating capital expenditures:
Building improvements	$1,609	$ 3,058
Tenant improvements and leasing commissions	$8,025	$12,162
Straight-line rent adjustments (d)	$1,387	$ 1,701
Amortization of (above)/below market lease intangibles, net (e)	$2,109	$ 1,975
Impairment charge included in equity in earnings (loss)	$4,010 (f)	--

(a) Includes the Company’s share from unconsolidated joint ventures of $5,171 and $4,885 for the three months ended March 31, 2009 and 2008, respectively.
(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (14,384 shares and 14,984 shares for the three months ended March 31, 2009 and 2008, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 27.

(d) Includes the Company’s share from unconsolidated joint ventures of $160 and $317 for the three months ended March 31, 2009 and 2008, respectively.
(e) Includes the Company’s share from unconsolidated joint ventures of $439 and $414 for three months ended March 31, 2009 and 2008, respectively.
(f) Noncontrolling interest in consolidated joint ventures share of loss was $587.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Statements of Funds from Operations Per Diluted Share
and Funds from Operations Excluding a Non-Cash Item Per Diluted Share
(amounts are per diluted share, except share count in thousands) (unaudited)

		Three Months Ended March 31,
	2009	2008
Net income (loss) available to common shareholders	$0.18	$0.23
Add: Real estate-related depreciation and amortization on continuing operations (a)	0.66	0.65
Funds from operations available to common shareholders (b)	$0.84	$0.88
Add: Non-cash impairment charge from equity in earnings (loss) in unconsolidated joint ventures	0.04	--
FFO Excluding Items	$0.88	$0.88
Dividend payout ratio for FFO Excluding Items	50.92%	72.69%
Diluted weighted average shares/units outstanding (c)	80,921	80,491

(a) Includes the Company’s share from unconsolidated joint ventures of $0.06 and $0.06 for the three months ended March 31, 2009 and 2008.
(b) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO” on page 11.
(c) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (14,384 shares and 14,984 shares for the three months ended March 31, 2009 and 2008, respectively), plus dilutive Common Stock Equivalents (i.e. stock options).  See reconciliation of basic to diluted shares/units on page 27.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Reconciliation of Basic-to-Diluted Shares/Units
(in thousands)

The following schedule reconciles the Company’s basic weighted average shares outstanding to basic and diluted weighted average shares/units outstanding for the purpose of calculating FFO per share:

		Three Months Ended March 31,
	2009	2008
Basic weighted average shares outstanding:	66,484	65,372
Add: Weighted average common units	14,437	14,984
Basic weighted average shares/units:	80,921	80,356
Add: Stock options	--	77
Restricted Stock Awards	--	58
Diluted weighted average shares/units outstanding:	80,921	80,491

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

IV.  VALUE CREATION PIPELINE

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

IV. VALUE CREATION PIPELINE

Property Transactions
 (dollars in thousands)

Properties Commencing Initial Operations

For the three ended March 31, 2009

Date Placed in Service	Property/Address	Location	Number of Bldgs.	Rentable Square Feet	Current % Leased	Cost Incurred (a)
Office
03/01/09	22 Sylvan Way	Parsippany, Morris County, NJ	1	250,000	100%	$59,561
Total Properties Commencing Initial Operations			1	250,000	100%	$59,561
(a)	Through March 31, 2009

For the year ended December 31, 2008

None.

Acquisitions/Sales

The Company did not acquire or sell any properties during the three months ended March 31, 2009 and the year ended December 31, 2008.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Summary of Construction Projects
(dollars in thousands)

Project	Location	Type of Space	Estimated Placed in Service Date	Number Of Buildings	Square Feet	Costs Incurred Through 3/31/09	Total Estimated Costs	Current % Leased	Company Effective Ownership
Unconsolidated Joint Ventures:
One Jefferson	Parsippany, NJ	Office	2009-2Q	1	100,000	$20,037	$28,351	0.0%	8.33%
Total				1	100,000	$20,037	$28,351	0.0%	8.33%

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Summary of Land Parcels

Site	Town/City	State	Acres	Development Potential (Sq. Ft.)	Type of Space
55 Corporate Drive (a)	Bridgewater	NJ	30.0	205,000	Office
Horizon Center	Hamilton Township	NJ	5.3	68,000	Office/Flex/Retail
3 & 5 AAA Drive (b)	Hamilton Township	NJ	17.5	112,000	Office
6 AAA Drive	Hamilton Township	NJ	2.4	32,000	Office
2 South Gold Drive (c)	Hamilton Township	NJ	9.5	75,000	Office
Plaza VIII and IX Associates, L.L.C. (d)	Jersey City	NJ	3.6	1,225,000	Office
Harborside Financial Center (e)	Jersey City	NJ	6.5	3,113,500	Office
One Newark Center (d)	Newark	NJ	1.0	400,000	Office
Mack-Cali Business Campus	Parsippany & Hanover	NJ	86.8	1,100,000	Office
3 Campus Drive	Parsippany	NJ	10.0	124,000	Office
Red Bank Corporate Plaza II (d)	Red Bank	NJ	1.0	18,563	Office
Commercenter	Totowa	NJ	5.8	30,000	Office/Flex
Princeton Metro	West Windsor	NJ	10.0	97,000	Office
Princeton Overlook II	West Windsor	NJ	10.0	149,500	Office
Mack-Cali Princeton Executive Park	West Windsor	NJ	59.9	760,000	Office/Hotel
Meadowlands Xanadu (d)	East Rutherford	NJ	13.8	1,760,000	Office
Meadowlands Xanadu (d)	East Rutherford	NJ	3.2	500,000	Hotel (f)
Elmsford Distribution Center (g)	Elmsford	NY	14.5	100,000	Warehouse
Mid-Westchester Executive Park	Hawthorne	NY	7.2	82,250	Office/Flex
South Westchester Executive Park (g)	Yonkers	NY	52.4	350,000	Office/Flex
South Westchester Executive Park	Yonkers	NY	2.7	50,000	Office/Flex
Airport Business Center	Lester	PA	12.6	135,000	Office
Rose Tree Corporate Center	Media	PA	2.3	15,200	Office
Capital Office Park	Greenbelt	MD	43.0	600,000	Office
Eastpoint II	Lanham	MD	4.8	122,000	Office/Hotel
Downtown Crossing (d)	Boston	MA	1.5	1,481,000	Mixed-Used
Total:			417.3	12,705,013

(a) The Company will be developing a 205,000 square foot office building for the venture. On April 29, 2009, the Company acquired the remaining 50 percent interest in this venture.
(b) This land parcel also includes an existing office building totaling 35,270 square feet.
(c) This land parcel also includes an existing office building totaling 33,962 square feet.
(d) Land owned or controlled by joint venture in which Mack-Cali is an equity partner.
(e) In addition, there are 21 acres of riparian property.
(f) Hotel project can comprise up to 520 rooms.
(g) Mack-Cali holds an option to purchase this land.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

V.  PORTFOLIO/ LEASING STATISTICS

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

V.  PORTFOLIO/ LEASING STATISTICS

Leasing Statistics
(For the three months ended March 31, 2009)

Consolidated In-Service Portfolio

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/08	Leased Sq. Ft. Acquired/Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/09 (c)	Pct. Leased 3/31/09	Pct. Leased 12/31/08

Northern NJ	12,221,131	250,000	(411,336)	207,782	(203,554)	12,267,577	91.1%	92.5%
Central NJ	4,729,314	-	(90,359)	93,778	3,419	4,732,733	92.4%	92.4%
Westchester Co., NY	4,509,180	-	(275,953)	262,204	(13,749)	4,495,431	93.9%	94.2%
Manhattan	524,476	-	-	-	-	524,476	100.0%	100.0%
Sub. Philadelphia	3,097,778	-	(47,624)	49,691	2,067	3,099,845	87.8%	87.8%
Fairfield, CT	526,132	-	(7,959)	5,525	(2,434)	523,698	87.6%	88.0%
Washington, DC/MD	937,200	-	(25,097)	22,408	(2,689)	934,511	72.3%	72.5%
Rockland Co., NY	160,559	-	(2,476)	3,544	1,068	161,627	89.8%	89.2%
Total	26,705,770	250,000	(860,804)	644,932	(215,872)	26,739,898	90.7%	91.3%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2008	29,245,361
Total sq. ft. of properties added/sold this period	250,000
Total sq. ft. as of March 31, 2009	29,495,361

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	Includes leases expiring March 31, 2009 aggregating 65,176 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Leasing Statistics
(For the three months ended March 31, 2009)

Consolidated In-Service Portfolio (continued)

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	Property Type	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (a)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (b)	Leasing Costs Per Sq. Ft. Per Year (c)

Northern NJ	Office	21	184,895	86,503	98,392	8.3	27.14	3.75
	Office/Flex	3	22,887	-	22,887	2.4	18.06	1.89
Central NJ	Office	12	73,442	18,721	54,721	5.6	24.46	3.14
	Office/Flex	1	20,336	-	20,336	5.0	15.52	2.69
Westchester Co., NY	Office	24	71,595	38,075	33,520	3.8	27.82	3.75
	Office/Flex	21	153,309	59,923	93,386	4.7	17.41	1.65
	Industrial/Warehouse	1	28,000	-	28,000	5.0	14.71	0.40
	Retail	1	9,300	-	9,300	5.0	39.16	0.20
Sub. Philadelphia	Office	8	19,916	10,010	9,906	3.2	23.47	3.35
	Office/Flex	5	29,775	9,600	20,175	2.7	8.17	0.55
Fairfield Co., CT	Office	1	2,750	2,750	-	1.3	15.75	2.66
	Office/Flex	1	2,775	2,775	-	5.0	18.15	0.56
Washington, DC/MD	Office	3	22,408	15,125	7,283	3.7	25.21	6.39
Rockland Co., NY	Office	1	3,544	-	3,544	5.0	27.88	5.16
Total		103	644,932	243,482	401,450	5.5	22.40	2.99

Detail by Property Type
	Office	70	378,550	171,184	207,366	6.3	26.37	3.74
	Office/Flex	31	229,082	72,298	156,784	4.3	16.11	1.67
	Industrial/Warehouse	1	28,000	-	28,000	5.0	14.71	0.40
	Retail	1	9,300	-	9,300	5.0	39.16	0.20

Total		103	644,932	243,482	401,450	5.5	22.40	2.99

Tenant Retention:	Leases Retained	49.3%
	Sq. Ft. Retained	46.6%

(a)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(b)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(c)
Represents estimated workletter costs of $7,151,535 and commissions of $3,460,692 committed, but not necessarily expended, during the period for second generation space aggregating 644,932 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Leasing Statistics
(For the three months ended March 31, 2009)

Unconsolidated Joint Venture Properties

SUMMARY OF SPACE LEASED

			LEASING ACTIVITY
Market	Sq. Ft. Leased 12/31/08	Leased Sq. Ft. Acquired/ Sold (a)	Expiring/ Adjustment Sq. Ft. (b)	Incoming Sq. Ft.	Net Leasing Activity	Sq. Ft. Leased 3/31/09	Pct. Leased 3/31/09	Pct. Leased 12/31/08

Northern NJ	2,096,267	-	(86,041)	28,354	(57,687)	2,038,580	88.9%	91.4%
Central NJ	1,191,209	-	(22,482)	4,138	(18,344)	1,172,865	90.5%	91.9%
Boston, MA	225,872	-	(48,211)	48,211	-	225,872	33.9%	33.9%

Total	3,513,348	-	(156,734)	80,703	(76,031)	3,437,317	80.8%	82.6%

RECONCILIATION OF TOTAL PROPERTY SQUARE FOOTAGE

Total sq. ft. as of December 31, 2008	4,255,650
Total sq. ft. of properties added/sold this period	-
Total sq. ft. as of March 31, 2009	4,255,650

DETAIL OF TRANSACTION ACTIVITY

Detail by Market
Market	# of Trans- actions	Total Sq. Ft.	Sq. Ft. New Leases	Sq. Ft. Renewed And Other Retained (c)	Wtd. Avg. Term (Yrs.)	Wtd. Avg. Base Rent (d)	Leasing Costs Per Sq. Ft. Per Year (e)

Northern NJ	3	28,354	14,051	14,303	4.3	29.64	3.98
Central NJ	2	4,138	4,138	-	4.0	25.62	1.43
Boston, MA	3	48,211	-	48,211	6.1	16.63	1.70

Total	8	80,703	18,189	62,514	5.3	21.66	2.37

(a)	Net gain/loss of leased square footage through properties sold, acquired or placed in service during the period.
(b)
Represents the square footage of expiring leases and leases scheduled to expire in the future for which new leases or renewals were signed during the period, as well as internal administrative adjustments.

(c)	“Other Retained” transactions include existing tenants’ expansions and relocations within the same building.
(d)	Equals triple net rent plus common area costs and real estate taxes, as applicable.
(e)	Represents estimated workletter costs of $499,631 and commissions of $486,673 committed, but not necessarily expended, during the period for second generation space aggregating 77,606 square feet.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Market Diversification

The following table lists the Company’s markets (MSAs), based on annualized contractual base rent of the Consolidated Properties:

Market (MSA)	Annualized Base Rental Revenue ($) (a) (b) (c)	Percentage of Company Annualized Base Rental Revenue (%)	Total Property Size Rentable Area	Percentage of Rentable Area (%)
Newark, NJ (Essex-Morris-Union Counties)	119,078,943	20.0	6,097,318	20.8
Jersey City, NJ	116,921,171	19.6	4,317,978	14.6
Westchester-Rockland, NY	92,870,145	15.6	4,968,420	16.8
Bergen-Passaic, NJ	90,843,059	15.2	4,602,401	15.6
Philadelphia, PA-NJ	54,945,704	9.2	3,529,994	12.0
Washington, DC-MD-VA-WV	27,207,228	4.6	1,292,807	4.4
Monmouth-Ocean, NJ	26,677,304	4.5	1,620,863	5.5
Middlesex-Somerset-Hunterdon, NJ	21,279,395	3.6	986,760	3.3
Trenton, NJ	20,156,072	3.4	956,597	3.2
New York (Manhattan)	15,614,553	2.6	524,476	1.8
Stamford-Norwalk, CT	7,848,027	1.3	452,260	1.5
Bridgeport, CT	2,446,273	0.4	145,487	0.5

Total	595,887,874	100.0	29,495,361	100.0

(a)
Annualized base rental revenue is based on actual March 2009 billings times 12.  For leases whose rent commences after April 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)
Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring March 31, 2009 aggregating 65,176 square feet and representing annualized rent of $1,112,215 for which no new leases were signed.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Industry Diversification

The following table lists the Company’s 30 largest industry classifications based on annualized contractual base rent of the Consolidated Properties:

Industry Classification (a)	Annualized Base Rental Revenue ($) (b) (c) (d)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased (c) (d)	Percentage of Total Company Leased Sq. Ft. (%)
Securities, Commodity Contracts & Other Financial	102,880,613	17.5	3,814,460	14.3
Insurance Carriers & Related Activities	57,408,081	9.6	2,358,677	9.0
Manufacturing	52,715,746	8.8	2,727,610	10.4
Telecommunications	34,167,976	5.7	1,832,863	7.0
Credit Intermediation & Related Activities	31,198,069	5.2	1,176,595	4.5
Health Care & Social Assistance	27,995,871	4.7	1,335,022	5.1
Computer System Design Services	26,700,220	4.5	1,287,218	4.9
Scientific Research/Development	24,031,540	4.0	882,426	3.4
Legal Services	23,352,462	3.9	901,027	3.4
Wholesale Trade	18,159,362	3.0	1,239,066	4.7
Admin & Support, Waste Mgt. & Remediation Services	17,847,462	3.0	830,876	3.2
Public Administration	15,274,045	2.6	578,530	2.2
Architectural/Engineering	15,088,743	2.5	699,791	2.7
Retail Trade	15,077,011	2.5	756,248	2.9
Accounting/Tax Prep.	13,445,524	2.3	507,273	1.9
Real Estate & Rental & Leasing	11,848,806	2.0	529,452	2.0
Management/Scientific	11,257,057	1.9	449,534	1.7
Accommodation & Food Services	11,234,101	1.9	495,678	1.9
Other Services (except Public Administration)	10,763,711	1.8	434,546	1.7
Arts, Entertainment & Recreation	10,371,625	1.7	674,321	2.6
Advertising/Related Services	8,332,403	1.4	321,739	1.2
Construction	7,432,908	1.2	342,190	1.3
Publishing Industries	7,081,506	1.2	287,585	1.1
Transportation	6,086,115	1.0	318,259	1.2
Utilities	5,592,584	0.9	226,567	0.9
Information Services	5,370,189	0.9	188,686	0.7
Educational Services	4,058,431	0.7	211,371	0.8
Data Processing Services	3,923,221	0.7	166,039	0.6
Other Professional	3,885,729	0.7	164,032	0.6
Broadcasting	3,244,816	0.5	106,595	0.4
Other	10,061,947	1.7	416,282	1.7

Total	595,887,874	100.0	26,260,558	100.0

(a)	The Company’s tenants are classified according to the U.S. Government’s North American Industrial Classification System (NAICS).
(b)
Annualized base rental revenue is based on actual March 2009 billings times 12.  For leases whose rent commences after April 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes office, office/flex, industrial/warehouse and stand-alone retail tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(d)
Includes leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring March 31, 2009 aggregating 65,176 square feet and representing annualized rent of $1,112,215 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Consolidated Portfolio Analysis (a)
(as of March 31, 2009)

Breakdown by Number of Properties

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total
New Jersey	100	39.1%	49	19.1%	--	--	--	--	--	--	149	58.2%
New York	21	8.2%	41	16.0%	6	2.3%	2	0.8%	2	0.8%	72	28.1%
Pennsylvania	18	7.0%	--	--	--	--	--	--	--	--	18	7.0%
Connecticut	2	0.8%	5	2.0%	--	--	--	--	--	--	7	2.8%
Wash., D.C./ Maryland	10	3.9%	--	--	--	--	--	--	--	--	10	3.9%
TOTALS By Type:	151	59.0%	95	37.1%	6	2.3%	2	0.8%	2	0.8%	256	100.0%

(a)	Excludes 38 properties, aggregating approximately 4.3 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Consolidated Portfolio Analysis (a)
(as of March 31, 2009)

         Breakdown by Square Footage

PROPERTY TYPE:
STATE	Office	% of Total	Office/Flex	% of Total	Industrial/ Warehouse	% of Total	Stand-Alone Retail	% of Total	TOTALS By State	% of Total
New Jersey	17,896,642	60.7%	2,189,531	7.4%	--	--	--	--	20,086,173	68.1%
New York	2,739,384	9.3%	2,348,812	8.0%	387,400	1.3%	17,300	0.1%	5,492,896	18.7%
Pennsylvania	2,025,738	6.8%	--	--	--	--	--	--	2,025,738	6.8%
Connecticut	324,747	1.1%	273,000	0.9%	--	--	--	--	597,747	2.0%
Wash., D.C./ Maryland	1,292,807	4.4%	--	--	--	--	--	--	1,292,807	4.4%
TOTALS By Type:	24,279,318	82.3%	4,811,343	16.3%	387,400	1.3%	17,300	0.1%	29,495,361	100.0%

(a)	Excludes 38 properties, aggregating approximately 4.3 million square feet, which are not consolidated by the Company.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Consolidated Portfolio Analysis (a)
(Year ended March 31, 2009)

Breakdown by Base Rental Revenue (b)
(Dollars in thousands)

PROPERTY TYPE:
STATE	Office	% of Total	Office/ Flex	% of Total	Indust./ Ware-house	% of Total	Stand- Alone Retail	% of Total	Land Leases	% of Total	TOTALS By State	% of Total

New Jersey	$387,693	65.2%	$19,261	3.2%	--	--	--	--	--	--	$406,954	68.4%
New York	70,778	11.9%	34,245	5.8%	$3,915	0.6%	$413	0.1%	$299	0.1%	109,650	18.5%
Pennsylvania	40,819	6.9%	--	--	--	--	--	--	--	--	40,819	6.9%
Connecticut	6,373	1.0%	4,137	0.7%	--	--	--	--	--	--	10,510	1.7%
Wash., D.C./ Maryland	26,688	4.5%	--	--	--	--	--	--	--	--	26,688	4.5%
TOTALS By Type:	$532,351	89.5%	$57,643	9.7%	$3,915	0.6%	$413	0.1%	$299	0.1%	$594,621	100.0%

(a) Excludes 38 properties, aggregating approximately 4.3 million square feet, which are not consolidated by the Company.
(b)
Total base rent for the 12 months ended March 31, 2009, determined in accordance with GAAP.  Substantially all of the leases provide for annual base rents plus recoveriesand escalation charges based upon the tenants’ proportionate share of and/or increases in real estate taxes and certain costs, as defined, and the pass through of charges for electrical usage.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Consolidated Portfolio Analysis (a) (b)
(as of March 31, 2009)

Breakdown by Percentage Leased

PROPERTY TYPE:
STATE	Office	Office/Flex	Industrial/Warehouse	Stand-Alone Retail	WEIGHTED AVG. By State
New Jersey	91.6%	91.2%	--	--	91.6%
New York	92.2%	96.7%	94.7%	100.0%	94.3%
Pennsylvania	84.2%	--	--	--	84.2%
Connecticut	77.2%	100.0%	--	--	87.6%
Washington, D.C./ Maryland	72.3%	--	--	--	72.5%
WEIGHTED AVG. By Type:	89.8%	94.4%	94.7%	100.0%	90.7%

(a)	Excludes 38 properties, aggregating approximately 4.3 million square feet, which are not consolidated by the Company, and parcels of land leased to others.
(b)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future as well as leases expiring March 31, 2009 aggregating 65,176 square feet for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Property Listing Office Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)

BERGEN COUNTY, NEW JERSEY
Fair Lawn
17-17 Route 208 North	1987	143,000	63.2	2,110	0.35	23.35
Fort Lee
One Bridge Plaza	1981	200,000	84.2	4,029	0.68	23.93
2115 Linwood Avenue	1981	68,000	53.7	906	0.15	24.81
Little Ferry
200 Riser Road	1974	286,628	100.0	2,076	0.35	7.24
Montvale
95 Chestnut Ridge Road	1975	47,700	100.0	803	0.14	16.83
135 Chestnut Ridge Road	1981	66,150	99.7	1,519	0.26	23.03
Paramus
15 East Midland Avenue	1988	259,823	80.5	4,859	0.82	23.23
140 East Ridgewood Avenue	1981	239,680	93.0	4,710	0.78	21.13
461 From Road	1988	253,554	98.6	6,074	1.02	24.30
650 From Road	1978	348,510	91.1	7,246	1.21	22.82
61 South Paramus Avenue	1985	269,191	90.5	7,495	1.25	30.77
Ridgefield Park
105 Challenger Road	1992	150,050	100.0	4,398	0.74	29.31
Rochelle Park
120 Passaic Street	1972	52,000	99.6	1,402	0.24	27.07
365 West Passaic Street	1976	212,578	97.0	4,527	0.76	21.95
395 West Passaic Street	1979	100,589	98.0	2,372	0.40	24.06
Upper Saddle River
1 Lake Street	1973/94	474,801	100.0	7,465	1.25	15.72
10 Mountainview Road	1986	192,000	71.8	3,549	0.60	25.74
Woodcliff Lake
400 Chestnut Ridge Road	1982	89,200	100.0	1,950	0.33	21.86
470 Chestnut Ridge Road	1987	52,500	100.0	1,328	0.22	25.30
530 Chestnut Ridge Road	1986	57,204	100.0	1,245	0.21	21.76
50 Tice Boulevard	1984	235,000	99.8	6,331	1.06	26.99
300 Tice Boulevard	1991	230,000	100.0	5,698	0.96	24.77

BURLINGTON COUNTY, NEW JERSEY
Moorestown
224 Strawbridge Drive	1984	74,000	100.0	1,494	0.25	20.19
228 Strawbridge Drive	1984	74,000	100.0	1,428	0.24	19.30
232 Strawbridge Drive	1986	74,258	98.8	1,461	0.25	19.91

ESSEX COUNTY, NEW JERSEY
Millburn
150 J.F. Kennedy Parkway	1980	247,476	100.0	7,501	1.26	30.31
Roseland
101 Eisenhower Parkway	1980	237,000	87.4	5,288	0.89	25.53
103 Eisenhower Parkway	1985	151,545	68.1	2,688	0.45	26.05
105 Eisenhower Parkway	2001	220,000	91.9	4,950	0.83	24.48

HUDSON COUNTY, NEW JERSEY
Jersey City
Harborside Financial Center Plaza 1	1983	400,000	100.0	11,223	1.88	28.06
Harborside Financial Center Plaza 2	1990	761,200	99.9	18,826	3.17	24.76
Harborside Financial Center Plaza 3	1990	725,600	99.4	18,509	3.11	25.66

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)

Harborside Financial Center Plaza 4-A	2000	207,670	99.4	6,170	1.04	29.89
Harborside Financial Center Plaza 5	2002	977,225	100.0	35,459	5.95	36.29
101 Hudson Street	1992	1,246,283	100.0	30,905	5.19	24.80

MERCER COUNTY, NEW JERSEY
Hamilton Township
3 AAA Drive	1981	35,270	62.6	520	0.09	23.55
2 South Gold Drive	1974	33,962	64.5	482	0.08	22.00
600 Horizon Drive	2002	95,000	100.0	1,373	0.23	14.45
700 Horizon Drive	2007	120,000	100.0	2,459	0.41	20.49
Princeton
103 Carnegie Center	1984	96,000	68.5	1,788	0.30	27.19
3 Independence Way	1983	111,300	91.8	1,569	0.26	15.36
100 Overlook Center	1988	149,600	100.0	4,980	0.84	33.29
5 Vaughn Drive	1987	98,500	100.0	2,574	0.43	26.13

MIDDLESEX COUNTY, NEW JERSEY
East Brunswick
377 Summerhill Road	1977	40,000	100.0	353	0.06	8.83
Edison
343 Thornall Street (c)	1991	195,709	100.0	4,159	0.70	21.25
Piscataway
30 Knightsbridge Road, Bldg. 3	1977	160,000	100.0	2,465	0.41	15.41
30 Knightsbridge Road, Bldg. 4	1977	115,000	100.0	1,771	0.30	15.40
30 Knightsbridge Road, Bldg. 5	1977	332,607	80.8	4,281	0.72	15.93
30 Knightsbridge Road, Bldg. 6	1977	72,743	63.8	206	0.03	4.44
Plainsboro
500 College Road East	1984	158,235	88.1	4,116	0.69	29.53
Woodbridge
581 Main Street	1991	200,000	100.0	5,271	0.89	26.36

MONMOUTH COUNTY, NEW JERSEY
Freehold
2 Paragon Way	1989	44,524	44.4	425	0.07	21.50
3 Paragon Way	1991	66,898	75.8	1,180	0.20	23.27
4 Paragon Way	2002	63,989	100.0	1,227	0.21	19.18
100 Willowbrook Road	1988	60,557	74.8	940	0.16	20.75
Holmdel
23 Main Street	1977	350,000	100.0	4,023	0.68	11.49
Middletown
One River Centre Bldg. 1	1983	122,594	100.0	3,127	0.53	25.51
One River Centre Bldg. 2	1983	120,360	100.0	2,839	0.48	23.59
One River Centre Bldg. 3 and 4	1984	214,518	93.6	4,630	0.78	23.06
Neptune
3600 Route 66	1989	180,000	100.0	2,400	0.40	13.33
Wall Township
1305 Campus Parkway	1988	23,350	83.7	407	0.07	20.82
1350 Campus Parkway	1990	79,747	91.9	1,524	0.26	20.79

MORRIS COUNTY, NEW JERSEY
Florham Park
325 Columbia Turnpike	1987	168,144	86.1	3,722	0.63	25.71

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)

Morris Plains
250 Johnson Road	1977	75,000	100.0	1,579	0.27	21.05
201 Littleton Road	1979	88,369	88.6	1,785	0.30	22.80
Morris Township
412 Mt. Kemble Avenue	1986	475,100	47.1	4,005	0.67	17.90
Parsippany
4 Campus Drive	1983	147,475	95.7	3,261	0.55	23.11
6 Campus Drive	1983	148,291	86.2	2,795	0.47	21.87
7 Campus Drive	1982	154,395	54.6	2,186	0.37	25.93
8 Campus Drive	1987	215,265	100.0	6,233	1.05	28.96
9 Campus Drive	1983	156,495	91.2	3,008	0.51	21.08
4 Century Drive	1981	100,036	77.4	1,738	0.29	22.45
5 Century Drive	1981	79,739	77.1	1,416	0.24	23.03
6 Century Drive	1981	100,036	94.7	1,403	0.24	14.81
2 Dryden Way	1990	6,216	100.0	99	0.02	15.93
4 Gatehall Drive	1988	248,480	98.6	6,202	1.04	25.31
2 Hilton Court	1991	181,592	100.0	6,012	1.01	33.11
1633 Littleton Road	1978	57,722	100.0	1,131	0.19	19.59
600 Parsippany Road	1978	96,000	86.6	1,661	0.28	19.98
1 Sylvan Way	1989	150,557	0.0	3,317	0.56	0.00
5 Sylvan Way	1989	151,383	96.5	4,079	0.69	27.92
7 Sylvan Way	1987	145,983	100.0	3,219	0.54	22.05
22 Sylvan Way (e)	2009	250,000	100.0	531	0.09	25.01
35 Waterview Boulevard	1990	172,498	82.5	3,929	0.66	27.61
5 Wood Hollow Road	1979	317,040	73.1	4,922	0.83	21.24

PASSAIC COUNTY, NEW JERSEY
Clifton
777 Passaic Avenue	1983	75,000	88.6	1,513	0.25	22.77
Totowa
999 Riverview Drive	1988	56,066	85.1	986	0.17	20.67

SOMERSET COUNTY, NEW JERSEY
Basking Ridge
222 Mt. Airy Road	1986	49,000	100.0	859	0.14	17.53
233 Mt. Airy Road	1987	66,000	100.0	1,315	0.22	19.92
Bernards
106 Allen Road	2000	132,010	98.9	2,959	0.50	22.66
Bridgewater
721 Route 202/206	1989	192,741	81.2	3,684	0.62	23.54

UNION COUNTY, NEW JERSEY
Clark
100 Walnut Avenue	1985	182,555	99.5	4,664	0.78	25.68
Cranford
6 Commerce Drive	1973	56,000	91.8	937	0.16	18.23
11 Commerce Drive	1981	90,000	93.8	1,947	0.33	23.06
12 Commerce Drive	1967	72,260	87.6	867	0.15	13.70
14 Commerce Drive	1971	67,189	77.4	1,094	0.18	21.04
20 Commerce Drive	1990	176,600	99.8	4,498	0.76	25.52
25 Commerce Drive	1971	67,749	87.0	1,289	0.22	21.87
65 Jackson Drive	1984	82,778	97.5	1,887	0.32	23.38

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)
New Providence
890 Mountain Avenue	1977	80,000	95.1	1,878	0.32	24.68

Total New Jersey Office		17,896,642	91.6	387,693	65.19	23.99

NEW YORK COUNTY, NEW YORK
New York
125 Broad Street	1970	524,476	100.0	20,390	3.42	38.88

ROCKLAND COUNTY, NEW YORK
Suffern
400 Rella Boulevard	1988	180,000	89.8	3,705	0.62	22.92

WESTCHESTER COUNTY, NEW YORK
Elmsford
100 Clearbrook Road (c)	1975	60,000	91.9	1,105	0.19	20.04
101 Executive Boulevard	1971	50,000	40.7	578	0.10	28.40
555 Taxter Road	1986	170,554	80.1	3,557	0.60	26.04
565 Taxter Road	1988	170,554	91.5	4,032	0.68	25.84
570 Taxter Road	1972	75,000	72.7	1,374	0.23	25.20
Hawthorne
1 Skyline Drive	1980	20,400	99.0	340	0.06	16.84
2 Skyline Drive	1987	30,000	58.6	263	0.04	14.96
7 Skyline Drive	1987	109,000	100.0	2,674	0.45	24.53
17 Skyline Drive	1989	85,000	100.0	1,630	0.27	19.18
19 Skyline Drive	1982	248,400	100.0	4,036	0.68	16.25
Tarrytown
200 White Plains Road	1982	89,000	66.8	1,970	0.33	33.14
220 White Plains Road	1984	89,000	89.2	2,014	0.34	25.37
White Plains
1 Barker Avenue	1975	68,000	99.0	1,780	0.30	26.44
3 Barker Avenue	1983	65,300	100.0	1,741	0.29	26.66
50 Main Street	1985	309,000	100.0	9,853	1.65	31.89
11 Martine Avenue	1987	180,000	79.3	4,267	0.72	29.89
1 Water Street	1979	45,700	94.7	1,173	0.20	27.10
Yonkers
1 Executive Boulevard	1982	112,000	100.0	2,854	0.48	25.48
3 Executive Boulevard	1987	58,000	100.0	1,442	0.24	24.86

Total New York Office		2,739,384	92.2	70,778	11.89	28.03

CHESTER COUNTY, PENNSYLVANIA
Berwyn
1000 Westlakes Drive	1989	60,696	95.7	1,592	0.27	27.41
1055 Westlakes Drive	1990	118,487	94.7	2,987	0.50	26.62
1205 Westlakes Drive	1988	130,265	86.9	3,083	0.52	27.23
1235 Westlakes Drive	1986	134,902	99.0	3,048	0.51	22.82

DELAWARE COUNTY, PENNSYLVANIA
Lester
100 Stevens Drive	1986	95,000	100.0	2,551	0.43	26.85
200 Stevens Drive	1987	208,000	100.0	5,604	0.93	26.94
300 Stevens Drive	1992	68,000	91.6	1,470	0.25	23.60

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

	Property Listing Office Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)
Media
1400 Providence Road – Center I	1986	100,000	94.2	2,120	0.36	22.51
1400 Providence Road – Center II	1990	160,000	93.9	2,641	0.44	17.58
MONTGOMERY COUNTY, PENNSYLVANIA
Bala Cynwyd
150 Monument Road	1981	125,783	95.7	3,041	0.51	25.26
Blue Bell
4 Sentry Parkway	1982	63,930	58.3	708	0.12	19.00
5 Sentry Parkway East	1984	91,600	39.3	739	0.12	20.53
5 Sentry Parkway West	1984	38,400	31.5	253	0.04	20.92
16 Sentry Parkway	1988	93,093	96.4	2,359	0.40	26.29
18 Sentry Parkway	1988	95,010	89.7	2,005	0.34	23.53
King of Prussia
2200 Renaissance Boulevard	1985	174,124	66.6	2,505	0.42	21.60
Lower Providence
1000 Madison Avenue	1990	100,700	51.4	1,227	0.21	23.71
Plymouth Meeting
1150 Plymouth Meeting Mall	1970	167,748	77.6	2,886	0.49	22.17

Total Pennsylvania Office		2,025,738	84.2	40,819	6.86	23.94

FAIRFIELD COUNTY, CONNECTICUT
Norwalk
40 Richards Avenue	1985	145,487	74.7	2,622	0.44	24.13
Stamford
1266 East Main Street	1984	179,260	79.2	3,751	0.62	26.42

Total Connecticut Office		324,747	77.2	6,373	1.06	25.43

WASHINGTON, D.C.
1201 Connecticut Avenue, NW	1940	169,549	100.0	6,807	1.13	40.15
1400 L Street, NW	1987	159,000	100.0	5,865	0.99	36.89

Total District of Columbia Office		328,549	100.0	12,672	2.12	38.57

PRINCE GEORGE’S COUNTY, MARYLAND
Greenbelt
9200 Edmonston Road	1973	38,690	100.0	910	0.15	23.52
6301 Ivy Lane	1979	112,003	74.2	1,985	0.33	23.89
6303 Ivy Lane	1980	112,047	57.2	1,728	0.29	26.96
6305 Ivy Lane	1982	112,022	72.3	1,738	0.29	21.46
6404 Ivy Lane	1987	165,234	69.3	2,312	0.39	20.19
6406 Ivy Lane	1991	163,857	0.0	12	0.01	0.00
6411 Ivy Lane	1984	138,405	83.5	2,652	0.45	22.95
Lanham
4200 Parliament Place	1989	122,000	89.3	2,679	0.45	24.59

Total Maryland Office		964,258	62.8	14,016	2.36	23.13

TOTAL OFFICE PROPERTIES		24,279,318	89.8	532,351	89.48	24.67

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Property Listing Office/Flex Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)
BURLINGTON COUNTY, NEW JERSEY
Burlington
3 Terri Lane	1991	64,500	100.0	560	0.09	8.68
5 Terri Lane	1992	74,555	74.1	575	0.10	10.41
Moorestown
2 Commerce Drive	1986	49,000	74.1	168	0.03	4.63
101 Commerce Drive	1988	64,700	100.0	275	0.05	4.25
102 Commerce Drive	1987	38,400	100.0	224	0.04	5.83
201 Commerce Drive	1986	38,400	100.0	216	0.04	5.63
202 Commerce Drive	1988	51,200	100.0	236	0.04	4.61
1 Executive Drive	1989	20,570	81.1	157	0.03	9.41
2 Executive Drive	1988	60,800	100.0	473	0.08	7.78
101 Executive Drive	1990	29,355	99.7	292	0.05	9.98
102 Executive Drive	1990	64,000	100.0	474	0.08	7.41
225 Executive Drive	1990	50,600	67.6	239	0.04	6.99
97 Foster Road	1982	43,200	75.5	136	0.02	4.17
1507 Lancer Drive	1995	32,700	100.0	134	0.02	4.10
1245 North Church Street	1998	52,810	71.6	214	0.04	5.66
1247 North Church Street	1998	52,790	58.1	229	0.04	7.47
1256 North Church Street	1984	63,495	100.0	461	0.08	7.26
840 North Lenola Road	1995	38,300	100.0	362	0.06	9.45
844 North Lenola Road	1995	28,670	100.0	177	0.03	6.17
915 North Lenola Road	1998	52,488	100.0	284	0.05	5.41
2 Twosome Drive	2000	48,600	100.0	450	0.08	9.26
30 Twosome Drive	1997	39,675	89.9	270	0.05	7.57
31 Twosome Drive	1998	84,200	100.0	473	0.08	5.62
40 Twosome Drive	1996	40,265	100.0	311	0.05	7.72
41 Twosome Drive	1998	43,050	88.9	266	0.04	6.95
50 Twosome Drive	1997	34,075	100.0	257	0.04	7.54

GLOUCESTER COUNTY, NEW JERSEY
West Deptford
1451 Metropolitan Drive	1996	21,600	100.0	148	0.02	6.85

MERCER COUNTY, NEW JERSEY
Hamilton Township
100 Horizon Center Boulevard	1989	13,275	100.0	202	0.03	15.22
200 Horizon Drive	1991	45,770	85.3	591	0.10	15.14
300 Horizon Drive	1989	69,780	73.9	1,031	0.17	19.99
500 Horizon Drive	1990	41,205	94.3	611	0.10	15.72

MONMOUTH COUNTY, NEW JERSEY
Wall Township
1325 Campus Parkway	1988	35,000	100.0	655	0.11	18.71
1340 Campus Parkway	1992	72,502	100.0	952	0.16	13.13
1345 Campus Parkway	1995	76,300	95.9	916	0.15	12.52
1433 Highway 34	1985	69,020	78.4	505	0.08	9.33
1320 Wyckoff Avenue	1986	20,336	100.0	189	0.03	9.29
1324 Wyckoff Avenue	1987	21,168	100.0	231	0.04	10.91

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)
PASSAIC COUNTY, NEW JERSEY
Totowa
1 Center Court	1999	38,961	62.2	522	0.09	21.54
2 Center Court	1998	30,600	99.3	396	0.07	13.03
11 Commerce Way	1989	47,025	100.0	577	0.10	12.27
20 Commerce Way	1992	42,540	100.0	465	0.08	10.93
29 Commerce Way	1990	48,930	100.0	711	0.12	14.53
40 Commerce Way	1987	50,576	72.1	484	0.08	13.27
45 Commerce Way	1992	51,207	96.4	572	0.10	11.59
60 Commerce Way	1988	50,333	100.0	526	0.09	10.45
80 Commerce Way	1996	22,500	100.0	269	0.05	11.96
100 Commerce Way	1996	24,600	66.9	294	0.05	17.86
120 Commerce Way	1994	9,024	100.0	126	0.02	13.96
140 Commerce Way	1994	26,881	99.5	375	0.06	14.02

Total New Jersey Office/Flex		2,189,531	91.2	19,261	3.25	9.65

WESTCHESTER COUNTY, NEW YORK
Elmsford
11 Clearbrook Road	1974	31,800	100.0	480	0.08	15.09
75 Clearbrook Road	1990	32,720	100.0	531	0.09	16.23
125 Clearbrook Road	2002	33,000	100.0	712	0.12	21.58
150 Clearbrook Road	1975	74,900	100.0	1,066	0.18	14.23
175 Clearbrook Road	1973	98,900	100.0	1,562	0.26	15.79
200 Clearbrook Road	1974	94,000	91.8	1,131	0.19	13.11
250 Clearbrook Road	1973	155,000	97.3	1,496	0.25	9.92
50 Executive Boulevard	1969	45,200	86.5	482	0.08	12.33
77 Executive Boulevard	1977	13,000	100.0	252	0.04	19.38
85 Executive Boulevard	1968	31,000	99.4	570	0.10	18.50
300 Executive Boulevard	1970	60,000	100.0	685	0.12	11.42
350 Executive Boulevard	1970	15,400	98.8	254	0.04	16.69
399 Executive Boulevard	1962	80,000	100.0	277	0.05	3.46
400 Executive Boulevard	1970	42,200	99.8	687	0.12	16.31
500 Executive Boulevard	1970	41,600	94.3	645	0.11	16.44
525 Executive Boulevard	1972	61,700	100.0	882	0.15	14.29
1 Westchester Plaza	1967	25,000	100.0	342	0.06	13.68
2 Westchester Plaza	1968	25,000	100.0	529	0.09	21.16
3 Westchester Plaza	1969	93,500	84.9	590	0.10	7.43
4 Westchester Plaza	1969	44,700	59.1	594	0.10	22.48
5 Westchester Plaza	1969	20,000	100.0	287	0.05	14.35
6 Westchester Plaza	1968	20,000	100.0	274	0.05	13.70
7 Westchester Plaza	1972	46,200	100.0	762	0.13	16.49
8 Westchester Plaza	1971	67,200	100.0	1,023	0.17	15.22
Hawthorne
200 Saw Mill River Road	1965	51,100	92.0	649	0.11	13.80
4 Skyline Drive	1987	80,600	92.2	1,362	0.23	18.33
5 Skyline Drive	1980	124,022	99.3	1,772	0.30	14.39
6 Skyline Drive	1980	44,155	100.0	396	0.07	8.97
8 Skyline Drive	1985	50,000	98.7	928	0.16	18.80
10 Skyline Drive	1985	20,000	84.4	325	0.05	19.25

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Property Listing Office/Flex Properties (continued)
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)
11 Skyline Drive	1989	45,000	100.0	803	0.14	17.84
12 Skyline Drive	1999	46,850	100.0	821	0.14	17.52
15 Skyline Drive	1989	55,000	100.0	1,116	0.19	20.29
Yonkers
100 Corporate Boulevard	1987	78,000	98.3	1,479	0.25	19.29
200 Corporate Boulevard South	1990	84,000	99.8	1,419	0.24	16.93
4 Executive Plaza	1986	80,000	100.0	1,390	0.23	17.38
6 Executive Plaza	1987	80,000	100.0	1,410	0.24	17.63
1 Odell Plaza	1980	106,000	99.9	1,370	0.23	12.94
3 Odell Plaza	1984	71,065	100.0	1,597	0.26	22.47
5 Odell Plaza	1983	38,400	89.2	513	0.09	14.98
7 Odell Plaza	1984	42,600	93.3	782	0.13	19.68

Total New York Office/Flex		2,348,812	96.7	34,245	5.79	15.07

FAIRFIELD COUNTY, CONNECTICUT
Stamford
419 West Avenue	1986	88,000	100.0	1,371	0.23	15.58
500 West Avenue	1988	25,000	100.0	421	0.07	16.84
550 West Avenue	1990	54,000	100.0	855	0.14	15.83
600 West Avenue	1999	66,000	100.0	804	0.14	12.18
650 West Avenue	1998	40,000	100.0	686	0.12	17.15

Total Connecticut Office/Flex		273,000	100.0	4,137	0.70	15.15

TOTAL OFFICE/FLEX PROPERTIES		4,811,343	94.4	57,643	9.74	12.69

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Property Listing Industrial/Warehouse, Retail and Land Properties
Property Location	Year Built	Net Rentable (Sq. Ft.)	Percentage Leased as of 3/31/09 (%) (a)	2009 Base Rent ($000’s) (b) (c)	Percentage Of Total 2009 Base Rent %	2009 Average Base Rent Per Sq. Ft. ($) (c) (d)

WESTCHESTER COUNTY, NEW YORK
Elmsford
1 Warehouse Lane	1957	6,600	100.0	86	0.01	13.03
2 Warehouse Lane	1957	10,900	100.0	165	0.03	15.14
3 Warehouse Lane	1957	77,200	100.0	347	0.06	4.49
4 Warehouse Lane	1957	195,500	96.7	1,899	0.32	10.05
5 Warehouse Lane	1957	75,100	81.4	906	0.15	14.82
6 Warehouse Lane	1982	22,100	100.0	512	0.09	23.17

Total Industrial/Warehouse Properties		387,400	94.7	3,915	0.66	10.67

WESTCHESTER COUNTY, NEW YORK
Tarrytown
230 White Plains Road	1984	9,300	100.0	188	0.03	20.22
Yonkers
2 Executive Boulevard	1986	8,000	100.0	225	0.04	28.13

Total Retail Properties		17,300	100.0	413	0.07	23.87

WESTCHESTER COUNTY, NEW YORK
Elmsford
700 Executive Boulevard	--	--	--	114	0.02	--
Yonkers
1 Enterprise Boulevard	--	--	--	185	0.03	--

Total Land Leases		--	--	299	0.05	--

TOTAL PROPERTIES		29,495,361	90.7	594,621	100.00	22.45

(a)
Percentage leased includes all leases in effect as of the period end date, some of which have commencement dates in the future and leases expiring March 31, 2009 aggregating 65,176 square feet (representing 0.2 percent of the Company’s total net rentable square footage) for which no new leases were signed.

(b)
Total base rent for the 12 months ended March 31, 2009, determined in accordance with generally accepted accounting principles (“GAAP”).  Substantially all of the leases provide for annual base rents plus recoveries and escalation charges based upon the tenant’s proportionate share of and/or increases in real estate taxes and certain operating costs, as defined, and the pass through of charges for electrical usage.

(c)	Excludes space leased by the Company.
(d)	Base rent for the 12 months ended March 31, 2009, divided by net rentable square feet leased at March 31, 2009.
(e)
As this property was acquired or placed in service by the Company during the 12 months ended March 31, 2009, the amounts represented in 2009 base rent reflect only that portion of the year during which the Company owned the property.  Accordingly, these amounts may not be indicative of the property’s full year results.  For comparison purposes, the amounts represented in 2009 average base rent per sq. ft. for this property have been calculated by taking 2009 base rent for such property and annualizing these partial-year results, dividing such annualized amounts by the net rentable square feet leased at March 31, 2009.  These annualized per square foot amounts may not be indicative of the property’s results had the Company owned such property for the entirety of the 12 months ended March 31, 2009.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Significant Tenants

The following table sets forth a schedule of the Company’s 50 largest tenants for the Consolidated Properties as of March 31, 2009, based upon annualized base rents:

	Number of Properties	Annualized Base Rental Revenue ($) (a)	Percentage of Company Annualized Base Rental Revenue (%)	Square Feet Leased	Percentage Total Company Leased Sq. Ft. (%)	Year of Lease Expiration
National Union Fire Insurance Company of Pittsburgh, PA	4	14,331,708	2.4	532,278	2.0	2019	(b)
Citigroup Global Markets, Inc.	5	13,757,678	2.3	445,803	1.7	2018	(c)
DB Services New Jersey, Inc.	2	10,905,426	1.8	402,068	1.5	2017
Wyndham Worldwide Operations	2	9,024,126	1.5	395,983	1.5	2024	(d)
Forest Research Institute, Inc.	2	9,023,303	1.5	238,444	0.9	2017	(e)
New Cingular Wireless PCS, LLC	3	8,995,940	1.5	405,530	1.5	2014	(f)
United States of America-GSA	11	8,926,642	1.5	283,685	1.1	2017	(g)
Keystone Mercy Health Plan	2	8,761,006	1.5	303,149	1.2	2020
Prentice-Hall, Inc.	1	7,694,097	1.3	474,801	1.8	2014
ICAP Securities USA, LLC	1	6,236,408	1.0	159,834	0.6	2017
Toys 'R' Us – NJ, Inc.	1	6,152,682	1.0	242,518	0.9	2012
Lehman Brothers Holdings, Inc.	1	5,835,986	1.0	270,063	1.0	2018	(h)
Daiichi Sankyo, Inc.	2	5,785,844	1.0	180,807	0.7	2022	(i)
TD Ameritrade Online Holdings	1	5,766,149	1.0	184,222	0.7	2015
Morgan Stanley & Co., Inc.	4	5,637,926	0.9	370,113	1.4	2016	(j)
Allstate Insurance Company	10	5,433,870	0.9	226,059	0.9	2017	(k)
KPMG, LLP	3	5,232,195	0.9	187,994	0.7	2014	(l)
Credit Suisse (USA), Inc.	1	5,212,307	0.9	153,464	0.6	2012	(m)
Merrill Lynch Pierce Fenner	2	5,108,037	0.9	298,640	1.1	2017	(n)
IBM Corporation	3	5,007,630	0.8	310,263	1.2	2012	(o)
National Financial Services	1	4,798,621	0.8	112,964	0.4	2012
Montefiore Medical Center	5	4,497,582	0.8	214,070	0.8	2019	(p)
Samsung Electronics America	1	4,184,278	0.7	150,050	0.6	2010
Vonage America, Inc.	1	3,934,000	0.7	350,000	1.3	2017
Bank Of Tokyo-Mitsubishi, Ltd.	1	3,872,785	0.6	137,076	0.5	2019
AT&T Corp.	1	3,805,000	0.6	275,000	1.0	2014
Arch Insurance Company	1	3,685,118	0.6	106,815	0.4	2024
SSB Realty, LLC	1	3,492,830	0.6	114,519	0.4	2009
American Institute of Certified Public Accountants	1	3,455,040	0.6	142,953	0.5	2012
E*Trade Financial Corporation	1	3,124,160	0.5	106,573	0.4	2022
Dow Jones & Company, Inc.	1	3,057,773	0.5	92,312	0.4	2012
SunAmerica Asset Management	1	2,958,893	0.5	69,621	0.3	2018
Shaw Facilities, Inc.	3	2,899,544	0.5	141,172	0.5	2015	(q)
United States Life Insurance Co.	1	2,880,000	0.5	180,000	0.7	2013
Oppenheimer & Co., Inc.	1	2,808,712	0.5	104,008	0.4	2013
Tullett Prebon Holdings Corp.	1	2,787,758	0.5	113,041	0.4	2023	(r)
High Point Safety & Insurance	2	2,760,561	0.5	116,889	0.4	2020
AAA Mid-Atlantic, Inc.	2	2,523,550	0.4	129,784	0.5	2022	(s)
Bunge Management Services, Inc.	2	2,515,279	0.4	70,283	0.3	2013	(t)
Tradeweb Markets, LLC	1	2,490,140	0.4	64,976	0.2	2017
Regus Business Centre Corp.	2	2,488,274	0.4	79,805	0.3	2011
New Jersey Turnpike Authority	1	2,455,463	0.4	100,223	0.4	2017
Natixis North America, Inc.	1	2,408,679	0.4	83,629	0.3	2021
Movado Group, Inc	1	2,317,604	0.4	93,907	0.4	2013	(u)
Nextel of New York, Inc.	2	2,225,875	0.4	97,435	0.4	2014	(v)
UBS Financial Services, Inc.	3	2,209,326	0.4	82,092	0.3	2016	(w)
Barr Laboratories, Inc.	1	2,119,597	0.4	89,510	0.3	2015
HQ Global Workplaces, LLC	5	2,105,512	0.4	96,206	0.4	2020	(x)
Ark Asset Management Co., Inc.	1	2,094,608	0.4	67,568	0.3	2017
Norris, McLaughlin & Marcus, PA	1	2,085,912	0.4	86,913	0.3	2017

Total		241,871,434	40.8	9,735,112	36.8

See footnotes on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Significant Tenants

(Continued)

(a)
Annualized base rental revenue is based on actual March, 2009 billings times 12.  For leases whose rent commences after April 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(b)	394,849 square feet expire in 2012; 20,311 square feet expire in 2013; 117,118 square feet expire 2019.
(c)	21,922 square feet expire in 2009; 330,900 square feet expire in 2010; 26,834 square feet expire in 2014; 26,262 square feet expire in 2016; 39,885 square feet expire in 2018.
(d)	145,983 square feet expire in 2011; 250,000 square feet expire in 2024.
(e)	22,785 square feet expire in 2009; 215,659 square feet expire in 2017.
(f)	333,145 square feet expire in 2013; 72,385 square feet expire in 2014.
(g)
7,008 square feet expire in 2009; 4,950 square feet expire in 2010; 9,901 square feet expire in 2011; 11,216 square feet expire in 2012; 58,392 square feet expire in 2013; 4,879 square feet expire in 2014; 180,729 square feet expire in 2015; 6,610 square feet expire in 2017.

(h)	198,559 square feet expire in 2010; 71,504 square feet expire in 2018.
(i)	8,907 square feet expire in 2013; 171,900 square feet expire in 2022.
(j)	7,000 square feet expire in 2009; 306,170 square feet expire in 2013; 29,654 square feet expire in 2015; 27,289 square feet expire in 2016.
(k)	12,823 square feet expire in 2009; 46,555 square feet expire in 2010; 83,693 square feet expire in 2011; 29,005 square feet expire in 2013; 53,983 square feet expire in 2017.
(l)	46,440 square feet expire in 2009; 57,204 square feet expire in 2010; 77,381 square feet expire in 2012; 6,969 square feet expire in 2014.
(m)	71,511 square feet expire in 2011; 81,953 square feet expire in 2012.
(n)	4,451 square feet expire in 2009; 294,189 square feet expire in 2017.
(o)	61,864 square feet expire in 2010; 248,399 square feet expire in 2012.
(p)	5,850 square feet expire in 2014; 7,200 square feet expire in 2016; 30,872 square feet expire in 2017; 36,385 square feet expire in 2018; 133,763 square feet expire in 2019.
(q)	39,060 square feet expire in 2013; 102,112 square feet expire in 2015.
(r)	12,282 square feet expire in 2011; 100,759 square feet expire in 2023.
(s)	9,784 square feet expire in 2017; 120,000 square feet expire in 2022.
(t)	19,500 square feet expire in 2009; 50,783 square feet expire in 2013.
(u)	3,857 square feet expire in 2009; 90,050 square feet expire in 2013.
(v)	62,435 square feet expire in 2010; 35,000 square feet expire in 2014.
(w)	21,554 square feet expire in 2010; 23,373 square feet expire in 2013; 37,165 square feet expire in 2016.
(x)	22,064 square feet expire in 2013; 33,649 square feet expire in 2018; 19,485 square feet expire in 2019; 21,008 square feet expire in 2020.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Schedule of Lease Expirations

All Consolidated Properties

The following table sets forth a schedule of lease expirations for the total of the Company’s office, office/flex, industrial/warehouse and stand-alone retail properties included in the Consolidated Properties beginning April 1, 2009, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2009 through 2011 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009 (c)
Northern NJ	70	431,462	1.6	10,399,568	24.10	1.8
Central NJ	25	283,142	1.1	7,070,237	24.97	1.2
Westchester Co., NY	49	214,831	0.8	4,518,911	21.03	0.8
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	18	83,530	0.3	1,193,162	14.28	0.2
Fairfield Co., CT	7	24,382	0.1	585,440	24.01	0.1
Washington, DC/MD	8	29,891	0.1	798,837	26.73	0.1
Rockland Co., NY	4	9,946	(d)	241,790	24.31	(d)
TOTAL – 2009	181	1,077,184	4.0	24,807,945	23.03	4.2

2010
Northern NJ	113	1,103,542	4.2	25,239,369	22.87	4.3
Central NJ	70	505,051	1.9	11,657,936	23.08	2.0
Westchester Co., NY	104	455,410	1.7	10,021,596	22.01	1.7
Manhattan	2	330,900	1.3	10,711,233	32.37	1.8
Sub. Philadelphia	54	291,634	1.1	4,384,299	15.03	0.7
Fairfield Co., CT	11	46,927	0.2	1,195,040	25.47	0.2
Washington, DC/MD	33	176,851	0.7	4,985,773	28.19	0.8
Rockland Co., NY	5	8,848	(d)	229,381	25.92	(d)
TOTAL – 2010	392	2,919,163	11.1	68,424,627	23.44	11.5

2011
Northern NJ	125	1,369,124	5.2	33,062,589	24.15	5.7
Central NJ	60	612,982	2.3	15,101,689	24.64	2.5
Westchester Co., NY	99	598,719	2.3	13,869,967	23.17	2.3
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	70	649,696	2.5	11,511,437	17.72	1.9
Fairfield Co., CT	16	106,527	0.4	2,994,490	28.11	(d)
Washington, DC/MD	13	69,039	0.3	2,023,127	29.30	0.5
Rockland Co., NY	3	5,264	(d)	131,236	24.93	0.3
TOTAL – 2011	386	3,411,351	13.0	78,694,535	23.07	13.2

Schedule continued, with footnotes, on subsequent page.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Schedule of Lease Expirations

All Consolidated Properties (continued)

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2012	290	2,786,004	10.6	65,697,614	23.58	11.0

2013	305	3,611,817	13.8	77,325,624	21.41	13.0

2014	228	2,369,025	9.0	51,625,923	21.79	8.7

2015	127	2,539,341	9.7	54,461,253	21.45	9.1

2016	92	1,149,104	4.4	23,592,015	20.53	4.0

2017	78	2,322,911	8.9	56,243,512	24.21	9.4

2018	57	1,022,843	3.9	25,062,943	24.50	4.2

2019	47	1,004,378	3.8	20,860,704	20.77	3.5

2020 and thereafter	45	2,047,437	7.8	49,091,179	23.98	8.2
Totals/Weighted
Average	2,228	26,260,558 (c)	100.0	595,887,874	22.69	100.0

(a)
Includes office, office/flex, industrial/warehouse and stand-alone retail property tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(b)
Annualized base rental revenue is based on actual March 2009 billings times 12.  For leases whose rent commences after April 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2009 aggregating 65,176 square feet and representing annualized rent of $1,112,215 for which no new leases were signed.
(d)	Represents less than .05%
(e)	Reconciliation to Company’s total net rentable square footage is as follows:

Square Feet
Square footage leased to commercial tenants	26,260,558
Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary
service tenants and occupancy adjustments	479,340
Square footage unleased	2,755,463
Total net rentable square footage (does not include land leases)	29,495,361

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Schedule of Lease Expirations

Office Properties

The following table sets forth a schedule of lease expirations for the office properties beginning April 1, 2009, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2009 through 2011 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009 (c)
Northern NJ	63	380,518	1.6	9,726,439	25.56	1.8
Central NJ	22	261,154	1.2	6,753,816	25.86	1.3
Westchester Co., NY	30	81,187	0.4	2,248,623	27.70	0.4
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	13	35,957	0.2	832,790	23.16	0.2
Fairfield Co., CT	6	17,382	0.1	501,440	28.85	0.1
Washington, DC/MD	8	29,891	0.1	798,837	26.73	0.1
Rockland Co., NY	4	9,946	0.1	241,790	24.31	0.1
TOTAL – 2009	146	816,035	3.7	21,103,735	25.86	4.0

2010
Northern NJ	98	965,071	4.5	23,446,529	24.30	4.5
Central NJ	56	376,422	1.8	9,609,741	25.53	1.8
Westchester Co., NY	62	227,885	1.1	6,346,220	27.85	1.2
Manhattan	2	330,900	1.6	10,711,233	32.37	2.0
Sub. Philadelphia	33	135,579	0.6	3,218,899	23.74	0.6
Fairfield Co., CT	10	36,177	0.2	996,165	27.54	0.2
Washington, DC/MD	33	176,851	0.8	4,985,773	28.19	0.9
Rockland Co., NY	5	8,848	(d)	229,381	25.92	(d)
TOTAL – 2010	299	2,257,733	10.6	59,543,941	26.37	11.2

2011
Northern NJ	121	1,345,944	6.3	32,775,843	24.35	6.2
Central NJ	53	587,742	2.8	14,742,172	25.08	2.8
Westchester Co., NY	62	364,664	1.7	9,743,154	26.72	1.8
Manhattan	-	-	-	-	-	-
Sub. Philadelphia	49	392,308	1.8	9,743,833	24.84	1.8
Fairfield Co., CT	15	99,477	0.5	2,867,590	28.83	0.5
Washington, DC/MD	13	69,039	0.3	2,023,127	29.30	0.4
Rockland Co., NY	3	5,264	(d)	131,236	24.93	(d)
TOTAL – 2011	316	2,864,438	13.4	72,026,955	25.15	13.5

2012	219	2,172,297	10.2	57,560,164	26.50	10.9

2013	230	2,751,360	12.9	65,348,847	23.75	12.3

2014	177	1,892,659	8.9	45,639,724	24.11	8.6

2015	105	2,256,578	10.6	51,380,666	22.77	9.7

2016	76	779,869	3.7	18,639,692	23.90	3.5

2017	64	2,158,505	10.1	53,535,589	24.80	10.1

2018	36	754,954	3.5	21,279,050	28.19	4.0

2019	32	660,631	3.1	16,057,854	24.31	3.1

2020 and thereafter	42	1,984,302	9.3	48,247,694	24.31	9.1
Totals/Weighted Average	1,742	21,349,361 (c)	100.0	530,363,911	24.84	100.0

(a)	Includes office tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2009 billings times 12.  For leases whose rent commences after April 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

(c)	Includes leases expiring March 31, 2009 aggregating 30,141 square feet and representing annualized rent of $702,120 for which no new leases were signed.
(d)	Represents 0.05% or less.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Schedule of Lease Expirations

Office/Flex Properties

The following table sets forth a schedule of lease expirations for the office/flex properties beginning April 1, 2009, assuming that none of the tenants exercise renewal or termination options (with a breakdown by market for 2009 through 2011 only):

Year Of Expiration/ Market	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2009 (c)
Northern NJ	7	50,944	1.1	673,129	13.21	1.2
Central NJ	3	21,988	0.5	316,421	14.39	0.5
Westchester Co., NY	19	133,644	3.0	2,270,288	16.99	3.7
Sub. Philadelphia	5	47,573	1.1	360,372	7.58	0.6
Fairfield Co., CT	1	7,000	0.2	84,000	12.00	0.1
TOTAL – 2009	35	261,149	5.9	3,704,210	14.18	6.1

2010
Northern NJ	15	138,471	3.1	1,792,840	12.95	2.9
Central NJ	14	128,629	2.8	2,048,195	15.92	3.4
Westchester Co., NY	41	222,575	4.9	3,586,276	16.11	5.9
Sub. Philadelphia	21	156,055	3.5	1,165,400	7.47	1.9
Fairfield Co., CT	1	10,750	0.2	198,875	18.50	0.3
TOTAL – 2010	92	656,480	14.5	8,791,586	13.39	14.4

2011
Northern NJ	4	23,180	0.4	286,746	12.37	0.5
Central NJ	7	25,240	0.6	359,517	14.24	0.6
Westchester Co., NY	36	226,455	5.0	4,031,813	17.80	6.6
Sub. Philadelphia	21	257,388	5.7	1,767,604	6.87	2.9
Fairfield Co., CT	1	7,050	0.2	126,900	18.00	0.2
TOTAL – 2011	69	539,313	11.9	6,572,580	12.19	10.8

2012	70	607,069	13.4	8,073,061	13.30	13.2

2013	64	706,152	15.6	10,604,193	15.02	17.4

2014	47	436,521	9.6	5,178,649	11.86	8.5

2015	21	254,763	5.6	2,758,587	10.83	4.5

2016	14	234,153	5.2	3,432,651	14.66	5.6

2017	14	164,406	3.6	2,707,923	16.47	4.4

2018	20	259,889	5.7	3,558,893	13.69	5.8

2019	15	343,747	7.6	4,802,850	13.97	7.9

2020 and thereafter	3	63,135	1.4	843,485	13.36	1.4
Totals/Weighted
Average	464	4,526,777	100.0	61,028,668	13.48	100.0

(a)	Includes office/flex tenants only. Excludes leases for amenity, retail, parking and month-to-month tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2009 billings times 12.  For leases whose rent commences after April 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. Includes office/flex tenants only.  Excludes leases for amenity, retail, parking and month-to-month tenants.  Some tenants have multiple leases.

(c)	Includes leases expiring March 31, 2009 aggregating 35,035 square feet and representing annualized rent of $410,095 for which no new leases were signed.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009

Schedule of Lease Expirations

Industrial/Warehouse Properties

The following table sets forth a schedule of lease expirations for the industrial/warehouse properties beginning April 1, 2009, assuming that none of the tenants exercise renewal or termination options.  All industrial/warehouse properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2010	1	4,950	1.4	89,100	18.00	2.2

2011	1	7,600	2.1	95,000	12.50	2.3

2012	1	6,638	1.8	64,389	9.70	1.6

2013	11	154,305	42.0	1,372,584	8.90	33.7

2014	3	30,545	8.3	612,550	20.05	15.0

2015	1	28,000	7.6	322,000	11.50	7.9

2016	2	135,082	36.8	1,519,672	11.25	37.3
Totals/Weighted
Average	20	367,120	100.0	4,075,295	11.10	100.0

(a)	Includes industrial/warehouse tenants only. Excludes leases for amenity, retail, parking and month-to-month industrial/warehouse tenants. Some tenants have multiple leases.
(b)
Annualized base rental revenue is based on actual March 2009 billings times 12.  For leases whose rent commences after April 1, 2009, annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, the historical results may differ from those set forth above.

Stand-Alone Retail Properties

The following table sets forth a schedule of lease expirations for the stand-alone retail properties beginning April 1, 2009, assuming that none of the tenants exercise renewal or termination options.  All stand-alone retail properties are located in the Westchester County, NY market:

Year Of Expiration	Number Of Leases Expiring (a)	Net Rentable Area Subject To Expiring Leases (Sq. Ft.)	Percentage Of Total Leased Square Feet Represented By Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (b)	Average Annual Base Rent Per Net Rentable Square Foot Represented By Expiring Leases ($)	Percentage Of Annual Base Rent Under Expiring Leases (%)

2014	1	9,300	53.8	195,000	20.97	46.4

2018	1	8,000	46.2	225,000	28.13	53.6
Totals/Weighted
Average	2	17,300	100.0	420,000	24.28	100.0

(a)	Includes stand-alone retail property tenants only.
(b)
Annualized base rental revenue is based on actual March 2009 billings times 12.  For leases whose rent commences after April 1, 2009 annualized base rental revenue is based on the first full month’s billing times 12.  As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above.

Mack-Cali Realty Corporation
Supplemental Operating and Financial Data for the Quarter Ended March 31, 2009